POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT ON FORM N-1A

AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 2026

1933 Act Registration File No.: 333-289838

1940 Act File No.: 811-24117

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 68	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 72	[X]

Corgi ETF Trust I

(Exact Name of Registrant as Specified in Charter)

425 Bush St, Suite 500

San Francisco, CA 94104

(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (855) 552-6744

Northwest Registered Agent Service, Inc.

8 The Green, STE B

Dover, DE 19901

(Name and Address of Agent for Service)

With copies to:

Emily Z. Yuan

Corgi Strategies, LLC

425 Bush St, Suite 500

San Francisco, CA 94104

Peter Skaliy (Counsel / Filing Contact)
Corgi Strategies, LLC
425 Bush St, Suite 500
San Francisco, CA 94104
Tel: (404) 275-0259

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on [ ], 2026 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION

JULY 17, 2026

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus

[ ], 2026

Important Information About the Fund

This prospectus describes the exchange-traded fund listed below (the "Fund"), which is authorized to offer one class of shares through this prospectus.

The Fund seeks daily leveraged (2x) investment results and is intended to be used as a short-term trading vehicle. The Fund does not seek to achieve its stated investment objective over a period of time greater than one trading day.

The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:

•          The Fund is riskier than alternatives that do not use leverage because the Fund magnifies, on a daily basis, the performance of its Underlying Security (the common stock of a single issuer, as described for the Fund).

•          The Fund pursues a daily investment objective. The Fund is designed to provide approximately 200% (2x) of the daily performance of its Underlying Security, before fees and expenses.

•          Compounding and volatility can cause returns over periods longer than one day to differ, and possibly differ significantly, from 2x of the Underlying Security's return for the same period. The pursuit of the Fund's daily investment objectives means that the Fund's return for periods longer than a single trading day will be the result of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially during periods of market volatility, the volatility of the Underlying Security may affect the Fund's return as much as, or more than, the cumulative return of the Underlying Security for the same period. During periods of high volatility, the Fund may not perform as expected, and the Fund may have losses even when an investor might have expected gains, particularly if the Fund is held for a period that is different than one trading day.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:

•          understand the risks associated with the use of leveraged strategies;

•          understand the consequences of seeking daily leveraged investment results; and

•          intend to actively monitor and manage their investments.

Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.

There is no assurance that the Fund will achieve its daily leveraged investment objective. An investment in the Fund could lose money, potentially rapidly. The Fund is not a complete investment program. The Fund is not a buy-and-hold investment and is not designed to be held for periods longer than a single trading day. If the Fund's Underlying Security moves 50% or more on a given trading day, the Fund could lose substantially all of its value.

Fund	Ticker	Principal U.S. Listing Exchange
Corgi Anthropic 2x Daily ETF	[ ]	[ ]

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY - Corgi Anthropic 2x Daily ETF

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
PORTFOLIO HOLDINGS INFORMATION
MANAGEMENT
HOW TO BUY AND SELL SHARES
DIVIDENDS, DISTRIBUTIONS, AND TAXES
DISTRIBUTION
PREMIUM/DISCOUNT INFORMATION
ADDITIONAL NOTICES
FINANCIAL HIGHLIGHTS

FUND SUMMARY - Corgi Anthropic 2x Daily ETF

Investment Objective

The Corgi Anthropic 2x Daily ETF (the "Fund") seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the common stock of Anthropic PBC ([Exchange]: [Ticker]) ("Anthropic" or the "Underlying Security"). The Fund does not seek to achieve its stated investment objective over a period of time greater than one trading day. The Fund, the Trust, and the Adviser are not affiliated with Anthropic PBC, the Underlying Security, or any of its respective affiliates. The Fund will lose money if the Underlying Security's performance is flat over time, and because of daily rebalancing, the Underlying Security's volatility, and the effects of compounding, it is possible that the Fund will lose money over time even if the Underlying Security's performance increases over a period longer than a single day.

Important Information About the Fund

On a day when the Underlying Security rises, the Fund is designed to gain roughly twice as much as the Underlying Security. On a day when the Underlying Security falls, the Fund is designed to lose roughly twice as much as the Underlying Security. Because the Fund resets its exposure each trading day, performance over periods longer than one day will reflect the effects of compounding and may differ, sometimes significantly, from 2x the Underlying Security return for the same period. The degree of difference will depend on factors that include:

-the magnitude of day-to-day Underlying Security moves,

-the volatility and path of Underlying Security returns, and

-how long shares are held.

In general, higher volatility and frequent directional reversals in the Underlying Security tend to reduce the Fund's return relative to 2x of the Underlying Security over time, while strong, steadier trends may result in returns that are closer to, or occasionally greater than, 2x for the same period. The Fund expects to use derivatives, such as swaps and futures, and other instruments to obtain its leveraged exposure. The Fund may be suitable only for investors who understand the consequences of daily leverage and who intend to actively monitor and manage their investment. The Fund (i) presents different risks from other funds; (ii) has greater risks than funds that do not use leverage; and (iii) may be suitable only for knowledgeable investors who understand how the Fund operates.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]	%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	[ ]	%

(1) Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser"), or any sub-adviser it engages, will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.

(2) Based on estimated amounts for the current fiscal year.

Expense Example

This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Brokerage commissions you may pay when buying or selling Shares are not included. Your actual expenses may differ; based on these assumptions, your costs would be as shown.

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund that, under ordinary market conditions, seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of Anthropic PBC (the "Underlying Security"). The Fund seeks to achieve its objective on a single trading day basis only; returns for periods longer than one trading day will be the result of each day's returns compounded over the period and should not be expected to equal two times (2x) the cumulative performance of the Underlying Security for the same period.

To pursue its daily leveraged investment objective (the "2x Daily Objective"), the Fund expects to obtain most of its exposure through derivatives, including total return swaps on the Underlying Security, and may also use exchange-traded equity futures and other equity-linked instruments. From time to time, and when operationally efficient, the Fund may hold some Underlying Security shares directly. The Fund will generally rebalance its exposure each trading day in order to seek to maintain approximately two times (2x) the daily performance of the Underlying Security.

In connection with its derivative positions, the Fund will maintain cash and cash equivalents, such as U.S. Treasury bills and repurchase agreements, for collateral, liquidity, and portfolio management.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in financial instruments (for example, swaps and futures) that, in the aggregate, provide leveraged exposure to the Underlying Security equal to approximately two times its daily performance.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in the same industry as that assigned to Anthropic PBC. As of the date of this Prospectus, Anthropic PBC is assigned to the [ ] industry. The Fund will provide shareholders with at least 60 days’ prior notice of any change to the Fund’s 80% investment policy. The Fund is classified as non-diversified under the Investment Company Act of 1940.

Anthropic PBC, headquartered in San Francisco, California, is a public benefit corporation and artificial intelligence safety company focused on building reliable, interpretable, and steerable AI systems. The company’s flagship product is Claude, a family of large language models designed for conversational AI, reasoning, code generation, and enterprise applications. Anthropic conducts frontier AI research with an emphasis on AI alignment and safety, developing techniques such as constitutional AI to reduce harmful outputs. The company serves enterprise customers, developers, and consumers through API access and direct products.

Anthropic PBC’s common stock is expected to be listed on the [Exchange] (“[EXCHANGE]”). Anthropic PBC is expected to be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Once Anthropic PBC becomes subject to the reporting requirements of the Exchange Act, information provided to or filed with the SEC by Anthropic PBC will be able to be located by reference to the SEC file number [XXX-XXXXX] through the SEC's website at www.sec.gov.

The Fund will not commence operations until such time as the Underlying Security has become listed and is trading on a national securities exchange. There can be no assurance as to when, or whether, the issuer of the Underlying Security will complete an initial public offering.

The Fund has derived all disclosures contained in this document regarding Anthropic from publicly available documents. None of the Fund, Corgi ETF Trust I (the “Trust”), or Corgi Strategies, LLC (the “Adviser”), or their respective affiliates has participated in the preparation of such publicly available documents or made any due diligence inquiry regarding such documents with respect to Anthropic. None of the Fund, the Trust, or the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Anthropic is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security (and therefore the share price of the Fund at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Anthropic could affect the value received with respect to the securities and therefore the value of the securities.

NONE OF THE FUND, CORGI ETF TRUST I, OR CORGI STRATEGIES, LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH ANTHROPIC PBC. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, ANTHROPIC PBC. Moreover, Anthropic PBC has not participated in the development of the Fund’s investment strategy. Anthropic PBC does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. Anthropic PBC does not provide any assurances, guarantees, or representations regarding the Fund or its performance.

If the issuer of the Underlying Security undergoes a corporate reorganization, including a merger, consolidation, acquisition, spin-off, or similar transaction, the Fund's Board of Trustees will evaluate the impact on the Fund's investment objective. If the Underlying Security is exchanged for, converted into, or otherwise replaced by securities of a successor entity, the Board may designate the successor entity's securities as the Fund's new Underlying Security, provided that: (i) the successor entity's securities are listed and traded on a U.S. national securities exchange; (ii) the successor entity's securities maintain sufficient liquidity for the Fund to obtain and maintain its target leveraged exposure through derivatives and other instruments; and (iii) the Fund can continue to pursue its daily leveraged investment objective using the successor entity's securities. If no suitable successor security is available, or if the Underlying Security ceases to be publicly traded, the Board may, without shareholder approval, change the Fund's investment objective, select a replacement Underlying Security, or liquidate the Fund. Shareholders will receive at least 60 days' prior notice of any material change to the Fund's investment objective.

The Fund may enter into swap agreements with a limited number of counterparties. If the Underlying Security has a dramatic move in price that causes a material decline in the Fund's NAV over certain stated periods agreed to by the Fund and the counterparty, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out all swap transactions with the Fund. There is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

The Fund expects to use one or more of the following entities as its swap counterparties: CF Secured LLC, Marex Securities Products Inc., and Clear Street LLC. Each is a registered security-based swap dealer with the Securities and Exchange Commission. CF Secured LLC is a subsidiary of Cantor Fitzgerald, L.P., a privately held limited partnership. Clear Street LLC is a subsidiary of Clear Street Group Inc., a privately held Delaware corporation. As privately held entities, Cantor Fitzgerald, L.P. and Clear Street Group Inc. do not file periodic reports with the SEC; however, CF Secured LLC and Clear Street LLC each file annual financial reports (Form X-17A-5) with the SEC as registered broker-dealers. Marex Securities Products Inc. is a subsidiary of Marex Group plc, whose ordinary shares are listed on the Nasdaq Stock Market under the symbol "MRX." Marex Group plc is subject to the informational requirements of the Securities Exchange Act of 1934 and files annual reports on Form 20-F and current reports on Form 6-K with the SEC. Reports and other information concerning Marex Group plc can be inspected at the SEC and at the Nasdaq Stock Market. Debts of Marex Securities Products Inc. as they may relate to the Fund are not guaranteed by Marex Group plc. Debts of CF Secured LLC and Clear Street LLC as they may relate to the Fund are not guaranteed by any publicly traded parent entity.

Principal Risks of Investing in the Fund

The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.

Leverage Risk. The Fund uses leverage to target approximately 2x the Underlying Security's daily return. Losses are magnified relative to the Underlying Security. If the Underlying Security declines by around 50% during a trading day, the Fund could experience a near-total or total loss. The use of leverage increases volatility and the risk of rapid losses. Costs of obtaining and maintaining leverage, including financing charges embedded in derivatives, will reduce returns. During periods of market stress, regulatory restriction, or high volatility, leverage may become more expensive or unavailable, and the Fund may be unable to obtain or maintain approximately 200% exposure, which could increase tracking error and cause the Fund to return substantially less than 2x the Underlying Security's daily performance.

Compounding and Daily Rebalancing Risk. The Fund seeks 2x the Underlying Security's return for a single day, measured from one NAV calculation to the next. Over periods longer than one day, the effects of daily compounding, the path of Underlying Security returns, and Underlying Security volatility will likely cause the Fund's performance to differ, sometimes significantly, from 2x the Underlying Security return for the same period. During volatile or frequently reversing markets, returns may be lower than 2x the Underlying Security return for the period, and you could lose money even if the Underlying Security is flat or rises over the holding period.

The chart below provides examples of how Underlying Security volatility could affect the Fund's performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) the Underlying Security's dividends. The chart below illustrates the impact of two principal factors, Underlying Security volatility and performance, on Fund performance. The chart shows estimated Fund returns for a number of combinations of Underlying Security volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Underlying Security volatility, compounding will cause results for periods longer than a trading day to vary from the performance of the Underlying Security. The Fund is intended only for investors who intend to actively monitor and manage their investments, potentially as frequently as daily. The 0% borrowing-rate assumption above understates the real-world cost of leverage; embedded swap financing on the Fund's approximately 200% notional exposure is currently positive and material, and reflecting actual financing costs would make every cell shown above worse than depicted (see "Financing, Margin, and Interest Rate Risk").

As shown in the chart below, the Fund would be expected to lose 6.0% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security return is flat. For instance, if the Underlying Security annualized volatility is 100%, the Fund would be expected to lose 63.3% of its value, even if the cumulative Underlying Security return for the year was 0%. Areas shaded red represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The Fund's actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in "Compounding and Daily Rebalancing Risk" above.

One Year Performance of the Underlying Security	200% of One Year Performance	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95%	-190%	-99.8%	-99.8%	-99.8%	-99.9%	-99.9%	-100.0%	-100.0%
-90%	-180%	-99.0%	-99.1%	-99.2%	-99.5%	-99.6%	-99.8%	-99.9%
-80%	-160%	-96.1%	-96.3%	-96.9%	-97.8%	-98.6%	-99.2%	-99.6%
-70%	-140%	-91.1%	-91.6%	-93.0%	-94.9%	-96.8%	-98.2%	-99.1%
-60%	-120%	-84.2%	-85.0%	-87.6%	-91.0%	-94.2%	-96.8%	-98.4%
-50%	-100%	-75.3%	-76.6%	-80.6%	-85.9%	-90.9%	-94.9%	-97.5%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.6%	-86.9%	-92.6%	-96.4%
-30%	-60%	-51.4%	-54.0%	-61.9%	-72.1%	-82.1%	-90.0%	-95.1%
-20%	-40%	-36.7%	-39.8%	-50.1%	-63.7%	-76.7%	-86.8%	-93.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.5%	-83.4%	-91.8%
0%	0%	-1.0%	-6.0%	-22.1%	-43.3%	-63.3%	-79.2%	-89.6%
10%	20%	19.8%	13.7%	-5.5%	-31.1%	-55.4%	-74.9%	-87.7%
20%	40%	42.6%	35.3%	12.1%	-18.1%	-47.3%	-70.5%	-85.3%
30%	60%	67.2%	58.8%	31.4%	-3.9%	-38.4%	-65.2%	-82.4%
40%	80%	93.9%	84.0%	52.7%	12.5%	-28.4%	-59.6%	-80.0%
50%	100%	122.6%	111.2%	75.5%	28.4%	-17.6%	-53.1%	-76.5%
60%	120%	153.4%	140.4%	99.7%	46.5%	-6.8%	-46.3%	-73.0%
70%	140%	185.9%	171.4%	125.3%	65.4%	6.5%	-38.9%	-69.3%
80%	160%	220.4%	204.2%	152.5%	85.2%	20.1%	-32.4%	-66.5%
90%	180%	256.7%	239.1%	181.3%	105.4%	32.8%	-25.0%	-61.9%
95%	190%	276.5%	257.2%	196.1%	116.7%	39.9%	-20.3%	-59.1%

Correlation Risk. The Fund seeks approximately 2x the daily performance of the Underlying Security but may not achieve perfect leveraged correlation. Fees and expenses, transaction and financing costs, the use of derivatives, market disruptions, corporate actions, sampling, and limitations on rebalancing can all cause performance to deviate from the 2x Daily Objective.

Derivatives Risk. To the extent the Fund uses derivatives (e.g., total return swaps) to obtain exposure or for portfolio management, it is subject to counterparty, liquidity, valuation, leverage, and correlation risks. The Fund's derivatives and other instruments may be valued using market quotations, pricing services, or, when market prices are not readily available or are deemed unreliable, fair valuation methodologies approved by the Trust. Fair valuation determinations involve judgment and may differ from the value that would be realized in a subsequent transaction, particularly during periods of market stress, trading halts, or disrupted market functioning, which may increase tracking error and volatility. Derivatives can be more volatile than direct holdings and may increase exposure to certain market risks.

Counterparty Risk. The Fund expects to use swap agreements and other over-the-counter instruments with financial institutions. The Fund could lose money if a counterparty fails to perform its obligations. In stressed markets, a counterparty may have contractual rights to terminate or substantially amend transactions, which could impair the Fund's ability to maintain targeted exposure.

IPO Risk. The market value of shares issued in an initial public offering (“IPO”), including those of the Underlying Security, will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Investments in shares of a company that recently commenced an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time and may also involve high transaction costs and are subject to market risk and liquidity risk.

IPO Delay or Cancellation Risk. The issuer of the Underlying Security has not yet completed an initial public offering. There can be no assurance that the issuer will complete its IPO on any particular timeline, or at all. The IPO may be delayed, postponed, or withdrawn due to market conditions, regulatory considerations, the issuer's financial condition, or other factors beyond the Fund's control. If the issuer does not complete its IPO, the Fund may be unable to obtain exposure to the Underlying Security, may not commence operations, and may ultimately be liquidated. Even if the IPO is completed, the initial trading price may differ materially from the anticipated offering price, and the Underlying Security may experience significant price volatility in the period immediately following its listing.

Newly Public Company and Stock Volatility Risk. As a newly public company, Anthropic has limited experience operating under public-company reporting and internal-control requirements. The Underlying Security’s stock may exhibit higher volatility and lower liquidity than that of more established public companies. Earnings variability, limited public operating history, and evolving investor understanding of the business may contribute to significant price swings. These fluctuations will directly affect the value of the Fund’s exposures linked to the Underlying Security.

Financing, Margin, and Interest Rate Risk. The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require the Fund to hold significant amounts of cash and short-term instruments. Changes in interest rates, margin requirements, or financing terms may increase the cost of maintaining leveraged positions or reduce the availability of leverage. Rising interest rates may increase the Fund's financing costs, reduce returns on cash and short-term instruments, and adversely affect equity market valuations.

Indirect Investment Risk. The Fund gains exposure to an unaffiliated Underlying Security that is not involved in this offering. The Fund has no control over the Underlying Security and relies on publicly available information. Fund shareholders have no voting or distribution rights with respect to the Underlying Security, and actions taken by the Underlying Security could negatively affect the Fund's performance.

Intra-Day Investment Risk. The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund's stated investment objective.

Single-Stock Risk. The Fund's exposure is concentrated in the securities of a single issuer. As a result, the Fund is particularly sensitive to factors that affect the Underlying Security, including company-specific risks, earnings announcements, product developments, competitive dynamics, management decisions, regulatory actions, supply-chain disruptions, geopolitical events, and market sentiment. The Fund may be more volatile than funds that track a diversified index or basket of securities.

Underlying Security Liquidity Risk. The liquidity of the Underlying Security may be limited, particularly during periods of market stress, reduced trading activity, or heightened volatility. If trading volume declines or market participants withdraw, it may be more difficult for the Fund to obtain or adjust exposure at desired prices. Limited liquidity may increase price volatility of the Underlying Security and may cause the Fund's net asset value and market price to fluctuate more significantly. Because the Fund seeks leveraged daily investment results, reduced liquidity in the Underlying Security may result in amplified losses and increased volatility.

Early Close/Trading Halt Risk. An exchange or market may close early or halt trading in the Underlying Security or in the Fund's shares due to market conditions, exchange rules, regulatory actions, or extraordinary volatility. In such circumstances, the Fund may be unable to execute portfolio transactions, rebalance its portfolio at or near the close, or accurately price its investments. Because the Fund seeks daily leveraged exposure measured to the close of regular trading, an early close or halt may impair the Fund's ability to maintain target exposure and may disrupt the creation/redemption process. As a result, the Fund may be unable to achieve its investment objective and its shares may trade at a premium or discount to net asset value.

Equity Market Risk. Through its exposure to the Underlying Security, the Fund is exposed to equity market risk. Equity securities may decline in value due to broad market conditions, economic conditions, changes in investor sentiment, or issuer-specific factors. Equity markets can be volatile and may be affected by changes in interest rates, inflation, economic growth, corporate earnings, political developments, geopolitical events, and other factors. Because the Fund provides leveraged exposure, declines in equity markets may result in proportionally larger declines in the Fund's NAV and market price.

Anthropic Investing Risk. The Fund invests in, and/or has exposure to, securities of Anthropic PBC and is subject to risks associated with its business. Anthropic operates in the rapidly evolving artificial intelligence industry, where intense competition from well-capitalized technology companies, open-source alternatives, and emerging AI startups may adversely affect its market position, pricing power, and growth prospects. The company’s business model depends on continued investment in frontier AI research and computing infrastructure, which requires substantial capital expenditures and may not generate returns in the near term. Anthropic faces regulatory uncertainty as governments worldwide develop frameworks for AI governance, safety requirements, and liability, which could impose significant compliance costs or restrict its business model.

AI Platform and Technology Risk. The artificial intelligence industry is subject to rapid technological change, intense competition, evolving regulatory scrutiny, and significant uncertainty regarding business models, intellectual property protections, and societal acceptance. Companies in this industry face risks related to the high cost of computing infrastructure, dependence on third-party cloud providers, data privacy and security obligations, and the potential for real or perceived harmful outputs from AI models. Because the Fund provides leveraged exposure to a single issuer in this industry, adverse developments may result in amplified losses in the Fund’s net asset value and market price.

AI Regulatory and Governance Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with evolving regulations governing artificial intelligence. Governments and regulatory bodies worldwide are developing and implementing frameworks for AI safety, transparency, liability, and data protection. Adverse regulatory developments, including requirements for model testing, disclosure obligations, or restrictions on AI capabilities, could impose significant costs or limit the issuer’s ability to develop and deploy AI systems.

Competitive Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with intense competition, pricing pressure, technological displacement, market-share loss, and new market entrants. Competitors may offer products or services that are more attractive, lower cost, or faster to market, which can reduce demand, compress margins, and increase customer acquisition and retention costs. Competitive pressures may force increased spending on research and development, marketing, or pricing concessions, potentially reducing profitability and cash flow. Any sustained deterioration in competitive position could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Demand Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with fluctuations in customer demand, purchasing behavior, enterprise spending, consumer preferences, and end-market conditions. Demand may be affected by macroeconomic conditions, interest rates, budget constraints, competitive offerings, product cycles, and shifts in customer priorities. Reduced demand can lead to lower revenue, weaker operating leverage, excess inventory or underutilized capacity, and changes in pricing power. Any material deterioration in demand could adversely affect the value of the Underlying Security and, as a result, the Fund.

Execution and Scaling Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with execution of business strategy, scaling production, launching new products, integrating acquisitions, or expanding into new markets. Strategic initiatives may require substantial capital, operational changes, and coordination across personnel, suppliers, or partners, and may not be completed on time or within budget. Scaling challenges may result in quality issues, service disruptions, production delays, cost overruns, or failure to meet customer expectations. Integration of acquisitions or expansion into new markets may introduce additional operational, regulatory, cultural, or financial risks. Any such execution failures could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Litigation and Legal Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with litigation, investigations, contractual disputes, intellectual-property claims, or other legal proceedings. Legal proceedings may be costly and time-consuming, even when the issuer ultimately prevails, and may divert management attention and resources. Adverse outcomes may result in damages, settlements, fines, injunctions, changes to business practices, loss of key rights or licenses, or reputational harm that negatively affects customer and partner relationships. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Management Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with reliance on key executives, founders, or specialized personnel. The issuer's performance may depend on the leadership, vision, and execution capabilities of a limited number of individuals and teams. Loss of key personnel, difficulty attracting or retaining talent, or inadequate succession planning may impair strategic execution, product development, operations, or customer relationships. Any failure of management to execute strategy effectively could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Regulatory Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with regulatory oversight, licensing requirements, governmental approvals, investigations, enforcement actions, and changes in laws, rules, or policies. Regulatory changes may impose new compliance obligations, require costly operational adjustments, restrict products or services, limit market access, or delay strategic initiatives. Investigations or enforcement actions may result in fines, settlements, injunctions, reputational harm, or ongoing monitoring that increases expenses and management distraction. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Technology and Innovation Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with rapid technological change, product obsolescence, platform disruption, software failures, research and development uncertainty, and innovation cycles. The issuer may be required to make significant and ongoing investments in research and development to remain competitive, and such investments may not result in commercially successful products or services. Products may become obsolete due to competing technologies, changing customer requirements, or shifts in industry standards, and product defects or reliability issues may lead to delays, recalls, warranty costs, or reputational harm. Failure to successfully develop, integrate, or commercialize new technologies could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Valuation and Fair Value Pricing Risk. The Fund's investments may be valued using market quotations, pricing services, or, when market prices are not readily available or are deemed unreliable, fair valuation methodologies approved by the Trust. Market prices may not be readily available or may be deemed unreliable during periods of market stress, trading halts, disrupted market functioning, or other events affecting the Underlying Security or the instruments used to provide the Fund's exposure; in such circumstances, the Fund may use fair value methodologies, and the value of the Fund's derivatives may move materially while market quotations are not readily available. Fair valuation determinations involve judgment and may require the Trust to estimate the value of instruments for which market quotations are not readily available, and those estimates may be incorrect. The Fund's fair values may differ from values that would be realized upon sale, particularly during periods of market stress, trading halts, disrupted market functioning, or local-market disruptions. These valuation effects may contribute to wider premiums or discounts to NAV, increased tracking error, and increased volatility of the Fund's market price.

Non-Diversified Fund Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of, or obtain exposure through, a smaller number of issuers and/or counterparties than a diversified fund. As a result, a decline in the financial condition of any such issuer or counterparty, or other adverse development affecting them, may have a disproportionately negative impact on the Fund's performance.

ETF Trading, Premium/Discount and Authorized Participant Concentration Risk. Shares of the Fund trade on an exchange at market prices, which may differ from the Fund's net asset value ("NAV"). Shares may trade at a premium or discount to NAV, and the market for the Fund's Shares may become less liquid in stressed market conditions. The Fund relies on a limited number of financial institutions to act as market makers and Authorized Participants ("APs") to create and redeem Shares. If market makers or APs reduce or cease their activities, bid-ask spreads and premiums or discounts may increase, and secondary-market liquidity may deteriorate.

Cash Transactions, Tax Efficiency, Brokerage Commissions and Bid-Ask Spread Risk. To the extent the Fund effects creations or redemptions in cash rather than in-kind, the Fund may need to purchase or sell portfolio securities and derivatives in connection with those transactions. This may cause the Fund to incur additional transaction costs, realize taxable gains, and reduce the Fund's tax efficiency relative to ETFs that rely more heavily on in-kind transfers. In addition, investors buying or selling Fund Shares in the secondary market will typically pay brokerage commissions and will bear costs associated with the bid-ask spread between the price at which a dealer is willing to buy Fund Shares and the price at which the dealer is willing to sell Fund Shares. These trading costs can be significant for some investors, particularly for investors who trade frequently or in smaller amounts.

New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets and build secondary-market liquidity.

New Adviser Risk. The Adviser is a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.

Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.

Limited Shareholder Rights Risk. The Declaration of Trust that governs the Fund contains provisions that could limit the ability of shareholders to bring claims against the Trust, its officers, or the Trustees. The Trust is not required to hold annual meetings of shareholders. The Board of Trustees may, without shareholder approval, liquidate the Fund, change its investment objective, or take certain other actions. The Declaration of Trust contains a waiver of jury trial provision. The Declaration of Trust designates certain courts as the exclusive forum for certain types of actions, provided that this provision does not apply to claims arising under the federal securities laws. The Declaration of Trust also establishes procedures for, and limitations on, shareholders’ ability to bring derivative and direct actions, provided that the limitations set forth in paragraphs (b), (d), (e), and (f) of Article VI, Section 4 do not apply to claims arising under the federal securities laws.

Performance

Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented. After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to the Underlying Security and an appropriate broad-based equity securities market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall equity market relevant to the Fund's investment exposure.

Past performance (before and after taxes) is not a guarantee of future results.

Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.

Management

Investment Adviser: Corgi Strategies, LLC serves as investment adviser to the Fund.

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since the Fund's inception.

Purchase and Sale of Shares

 The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.

Individual Shares are listed for trading on [ ] (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.

As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.

Tax Information

 Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.

Financial Intermediary Compensation

 If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Fund

Corgi Anthropic 2x Daily ETF

The Corgi Anthropic 2x Daily ETF (the "Fund") seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the common stock of Anthropic PBC ([Exchange]: [Ticker]) ("Anthropic" or the "Underlying Security").

The Fund does not seek to achieve its stated investment objective over a period of time greater than one trading day.

The Corgi Anthropic 2x Daily ETF's investment objective is not fundamental and may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.

Principal Investment Strategies for the Fund

The Fund is an actively managed exchange-traded fund that seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of its Underlying Security. The Fund seeks to achieve its objective on a single trading day basis only; returns for periods longer than one trading day will be the result of each day's returns compounded over the period and should not be expected to equal two times (2x) the cumulative performance of the Underlying Security for the same period. The Fund does not seek to achieve its stated investment objective for any period other than a single day.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in financial instruments that, in combination, provide leveraged exposure to its Underlying Security equal to approximately two times (2x) its daily performance. The Fund expects to obtain this leveraged exposure primarily through the use of derivatives, such as swap agreements and futures contracts, and may use other instruments that the Adviser believes provide economic exposure similar to the Underlying Security. The Fund may also hold shares of its Underlying Security on a limited, incidental basis, and may hold cash and cash equivalents, U.S. government securities, money market instruments, repurchase agreements, and other short-term, investment grade debt securities for collateral, liquidity and portfolio management purposes, including to meet margin requirements and to manage collateral for derivatives. For purposes of the Fund's 80% policy, the Adviser considers an investment to be "tied to" or "provide exposure to" the Underlying Security if the Adviser reasonably expects that, in combination, the Fund's positions will produce daily returns that are economically similar to approximately two times (2x) the daily performance of such Underlying Security, before fees and expenses. The Fund's 80% investment policy is a non-fundamental policy and may be changed upon 60 days' prior written notice to shareholders.

Because the Fund expects to obtain exposure primarily through derivatives and only incidentally through direct holdings of its Underlying Security, the Fund is not intended to operate as a "fund of funds." The Fund expects to hold a significant portion of its assets in cash and short-term instruments to serve as collateral for its derivatives positions and to meet margin requirements. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended. "Non-diversified" means that, relative to a diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer or a smaller number of issuers, which may make the Fund more susceptible to adverse developments affecting those issuers. Non-diversification is distinct from concentration: concentration relates to the Fund's exposure to a particular industry or group of industries, whereas non-diversification relates to the number of issuers in which the Fund may invest and the size of the Fund's positions in those issuers.

The Fund is intended for investors who understand the risks associated with the use of leverage, derivatives and daily rebalancing and who plan to actively monitor and manage their investments; the Fund is not suitable for all investors and should be used only by those who fully understand the consequences of seeking daily leveraged investment results.

Daily Reset / Compounding / Monitoring Disclosure

The Fund seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of its Underlying Security. The Fund does not seek to achieve two times (2x) the performance of its Underlying Security for any period other than a single day, measured from one NAV calculation to the next. Because the Fund resets its exposure each trading day, performance over periods longer than one day will reflect the effects of compounding and may differ, sometimes significantly, from two times (2x) the performance of the Underlying Security over the same period.

An investment in the Fund is not appropriate for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors should actively manage and monitor their investments, as frequently as daily.

The Fund expects to use derivatives (such as swap agreements and futures) and other instruments to obtain leveraged exposure and may hold cash and/or cash equivalents for liquidity, collateral, and portfolio management purposes.

80% Policy and Daily 2x Exposure. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in financial instruments that, in combination, provide leveraged exposure to its Underlying Security equal to approximately two times (2x) the Underlying Security's daily performance, as described under "Principal Investment Strategies" above. The Fund has adopted this 80% investment policy in accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "Names Rule"). For purposes of this policy, the Fund measures compliance using the notional value of its derivatives (adjusted as required) and other instruments that provide leveraged exposure to its Underlying Security. If the Fund departs from this policy due to market movements, rebalancing activity, or other factors, the Fund will make future investments in a manner consistent with the policy and will seek to restore compliance as soon as reasonably practicable and, in any event, within 90 days after the Fund identifies that it is out of compliance; provided that, in extraordinary or other-than-normal circumstances, the Fund may temporarily depart from this policy and will seek to restore compliance as soon as reasonably practicable and, in any event, within 90 days measured from the time of the initial departure. The Fund will provide shareholders with at least 60 days' prior written notice of any change to its 80% investment policy.

Daily 2x Objective and Compounding. The Fund seeks to provide two times (2x) the daily performance of its Underlying Security, before fees and expenses. The Fund does not seek to, and should not be expected to, provide two times (2x) the cumulative performance of its Underlying Security for periods longer than a single day. Because the Fund rebalances its portfolio on a daily basis to maintain approximately two times (2x) exposure to its Underlying Security, the Fund's performance for periods longer than one trading day will be the result of its return for each day compounded over the period. The impact of compounding can cause the Fund's performance over periods longer than a single day to differ significantly from two times (2x) the cumulative performance of the Fund's Underlying Security for the same period, particularly when the Underlying Security experiences significant volatility or when its daily returns fluctuate between positive and negative.

Use of Derivatives and Leverage. The Fund obtains leveraged exposure primarily through derivatives, including total return swap agreements and futures contracts referencing its Underlying Security or other instruments that the Adviser believes provide economic exposure similar to the Underlying Security. The notional amounts of these instruments are adjusted on a daily basis to maintain approximately two times (2x) the Fund's net assets in exposure to the Underlying Security. The Fund may also use options or other derivative instruments for hedging, rebalancing, or efficient portfolio management purposes. The use of derivatives allows the Fund to gain leveraged exposure without investing directly in the Underlying Security and requires the Fund to hold a substantial portion of its assets in cash and short-term instruments to meet margin and collateral requirements.

Portfolio Construction and Investment Instruments. The Fund primarily invests in derivatives and related instruments that provide leveraged exposure to its Underlying Security and, to a lesser extent, holds cash and short-term instruments to support its derivatives positions. The Fund may use centrally cleared and exchange-traded derivatives, as well as over-the-counter instruments, subject to applicable regulatory requirements and counterparty risk management. The Fund may hold U.S. government securities, money market instruments, repurchase agreements, and other short-term investments as collateral for derivatives and to manage liquidity. The Fund is non-diversified, meaning it may invest a relatively high percentage of its assets in a smaller number of counterparties, reference instruments, or positions than a diversified fund.

Concentration Policy. The Fund will concentrate its investments in the industry assigned to the issuer of its Underlying Security. The specific industry for the Fund is disclosed in the applicable fund summary.

Derivatives and Securities Lending. The Fund expects to, and under normal circumstances will, invest significantly in derivatives as part of its principal investment strategy. Derivatives will be used to obtain leveraged exposure to the Underlying Security and the markets reflected in that Underlying Security, manage portfolio exposures, and facilitate daily rebalancing. The Fund does not expect to engage in securities lending as part of their principal investment strategy.

The Fund, the Trust, and the Adviser are not affiliated with the issuer of the Underlying Security or any of its respective affiliates. The issuer of the Underlying Security does not sponsor, endorse, sell, or promote any Fund and has no obligation or responsibility with respect to the issuance, administration, marketing, or trading of any Fund.

Temporary Defensive Positions. In adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, such as increasing its holdings of cash, cash equivalents, and short-term instruments and reducing its leveraged exposure. To the extent the Fund is invested defensively, it may not achieve its investment objective, and it may not provide 2x the daily performance of the Underlying Security during such periods.

Understanding the Fund's Daily Objective and Compounding

What the Fund seeks to do. The Fund seeks daily investment results, before fees and expenses, that correlate to 2x the daily performance of its Underlying Security. The Fund does not seek to, and should not be expected to, provide 2x the return of its Underlying Security for periods longer than a single trading day.

What this means for holding periods longer than one day. The Fund resets its exposure each trading day to target approximately two times the daily move of its Underlying Security. Over periods longer than one day, the Fund's return is the result of compounding its daily returns and will usually differ in amount, and may differ in direction, from 2x the return of the Fund's Underlying Security for the same multi-day period.

Why multi-day results differ from 2x. Several factors contribute to this difference:

•          Compounding and daily rebalancing. Gains or losses on one day change the base to which the next day's 2x move is applied. This mathematical effect causes outcomes over time that diverge from simply taking 2x of a multi-day Underlying Security return. The Fund has a single-day investment objective, and the Fund's performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from 2x the performance of its Underlying Security for the same period, before accounting for fees and expenses.

•          Underlying Security volatility. Higher day-to-day variability in an Underlying Security generally increases the dispersion between the Fund's multi-day return and 2x the Underlying Security's multi-day return. The effect tends to be more pronounced as volatility rises.

•          Underlying Security trend. When an Underlying Security trends steadily in one direction with low volatility, the Fund's multi-day return may be closer to, or may exceed, 2x the Underlying Security's multi-day return. In choppy or range-bound markets, the Fund's multi-day return will often be less than 2x.

•          Financing costs and expenses. The cost of maintaining derivatives or other forms of leveraged exposure, together with Fund expenses, reduces returns relative to 2x the Underlying Security's performance.

•          Dividends and corporate actions. Differences between how dividends and corporate events affect an Underlying Security versus the Fund's instruments and positions may also impact results.

Important holding period note. The Fund is intended for investors who plan to monitor and manage their positions, potentially as frequently as daily. It is possible to lose the entire amount invested in a single day.

Illustration of daily compounding. The table below shows a simple 5-day path. The Fund achieves exactly 2x of each day's Underlying Security move before fees and expenses. Even so, the 5-day total return of the Fund does not equal 2x the 5-day total return of its Underlying Security. This example is hypothetical and for illustration only. It assumes no dividends, no financing costs, and no Fund expenses. If those were included, the Fund's performance would be lower than shown.

Period	Underlying Security Level	Underlying Security Daily %	Fund Daily %	Fund NAV
Start	100.00	-	-	100.00
Day 1	102.00	2.0%	4.0%	104.00
Day 2	100.78	-1.2%	-2.4%	101.50
Day 3	104.30	3.5%	7.0%	108.61
Day 4	101.38	-2.8%	-5.6%	102.53
Day 5	103.00	1.6%	3.2%	105.81

Across five days, the Underlying Security gained approximately 3.0%, while the Fund gained approximately 5.8%, which differs from 2 x 3.0% (about 6.0%).

Additional simulations. The Fund may present other hypothetical paths to show how volatility and trend can affect results. Unless otherwise noted, any such illustrations assume: (a) no dividends; (b) no Fund expenses; and (c) zero percent borrowing or lending rates. If these factors were reflected, results would differ.

Key takeaways for investors.

•          The Fund seeks 2x the daily performance of its Underlying Security for a single trading day, not for any other period.

•          Over time, daily compounding, Underlying Security volatility, financing costs, and expenses will cause the Fund's returns to deviate from 2x the Underlying Security's multi-day return.

•          If an Underlying Security is flat over a period, the Fund will likely lose value due to daily rebalancing effects, financing costs, and expenses.

•          Investors should actively monitor positions and consider whether frequent rebalancing is appropriate in light of their goals, risk tolerance, and tax considerations.

See the Statement of Additional Information (SAI) for further discussion of leveraged exposure, derivatives usage, and related risks. The SAI is incorporated by reference into this Prospectus.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are listed below. Each risk summarized below is regarded as a "principal risk" of investing in the Fund, regardless of the order in which it appears. Investing involves risk, including the possible loss of principal. Any of the risks described can adversely affect the Fund's NAV, market price, income, or total return. Some or all of these risks may adversely affect the Fund's NAV per share price, yield, total return, and/or the Fund's ability to achieve its objective.

The risks below could negatively affect the value of your investment in the Fund. Because the Fund seeks to deliver 2x the daily performance of its Underlying Security before fees and expenses, the Fund is subject to additional risks associated with leverage, daily rebalancing, compounding, derivatives, and financing costs.

Leverage Risk. By design, the Fund uses leverage to target 2x the daily performance of its Underlying Security. Leverage magnifies both gains and losses. As a result, small changes in an Underlying Security may produce larger changes in the Fund's NAV, and losses may be substantial. Leverage also increases the sensitivity of the Fund to financing costs, market volatility, and liquidity conditions. In adverse market conditions, the Fund may be required to reduce exposure rapidly or may be unable to maintain its targeted leverage.

Compounding and Daily Rebalancing Risk. The Fund has a single day investment objective, and the Fund's performance for any other period is the result of its return for each day compounded over the period. The Fund resets its exposure each trading day to target approximately 2x the daily move of its Underlying Security. As a result, the performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Fund's Underlying Security for the same period, before accounting for fees and expenses. In general, when Underlying Security volatility is higher, the impact of compounding and daily rebalancing will be more pronounced and the Fund's multi-day results will tend to be less than 2x the Underlying Security's return for the same period; when volatility is lower, multi-day results may be closer to or greater than 2x. If an Underlying Security is flat over time, the Fund will likely lose value due to the effects of daily resetting, compounding, financing costs, and expenses. An investor could lose the full principal value of an investment in the Fund within a single day. Deviations can occur over periods as short as one day when measured intraday rather than NAV to NAV.

The chart below provides examples of how Underlying Security volatility could affect the Fund's performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) the Underlying Security's dividends. The chart below illustrates the impact of two principal factors, Underlying Security volatility and performance, on Fund performance. The chart shows estimated Fund returns for a number of combinations of Underlying Security volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Underlying Security volatility, compounding will cause results for periods longer than a trading day to vary from the performance of the Underlying Security. The Fund is intended only for investors who intend to actively monitor and manage their investments, potentially as frequently as daily. The 0% borrowing-rate assumption above understates the real-world cost of leverage; embedded swap financing on the Fund's approximately 200% notional exposure is currently positive and material, and reflecting actual financing costs would make every cell shown above worse than depicted (see "Financing, Margin, and Interest Rate Risk").

As shown in the chart below, the Fund would be expected to lose 6.0% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security return is flat. For instance, if the Underlying Security annualized volatility is 100%, the Fund would be expected to lose 63.3% of its value, even if the cumulative Underlying Security return for the year was 0%. Areas shaded red represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The Fund's actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in "Compounding and Daily Rebalancing Risk" above.

One Year Performance of the Underlying Security	200% of One Year Performance	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95%	-190%	-99.8%	-99.8%	-99.8%	-99.9%	-99.9%	-100.0%	-100.0%
-90%	-180%	-99.0%	-99.1%	-99.2%	-99.5%	-99.6%	-99.8%	-99.9%
-80%	-160%	-96.1%	-96.3%	-96.9%	-97.8%	-98.6%	-99.2%	-99.6%
-70%	-140%	-91.1%	-91.6%	-93.0%	-94.9%	-96.8%	-98.2%	-99.1%
-60%	-120%	-84.2%	-85.0%	-87.6%	-91.0%	-94.2%	-96.8%	-98.4%
-50%	-100%	-75.3%	-76.6%	-80.6%	-85.9%	-90.9%	-94.9%	-97.5%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.6%	-86.9%	-92.6%	-96.4%
-30%	-60%	-51.4%	-54.0%	-61.9%	-72.1%	-82.1%	-90.0%	-95.1%
-20%	-40%	-36.7%	-39.8%	-50.1%	-63.7%	-76.7%	-86.8%	-93.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.5%	-83.4%	-91.8%
0%	0%	-1.0%	-6.0%	-22.1%	-43.3%	-63.3%	-79.2%	-89.6%
10%	20%	19.8%	13.7%	-5.5%	-31.1%	-55.4%	-74.9%	-87.7%
20%	40%	42.6%	35.3%	12.1%	-18.1%	-47.3%	-70.5%	-85.3%
30%	60%	67.2%	58.8%	31.4%	-3.9%	-38.4%	-65.2%	-82.4%
40%	80%	93.9%	84.0%	52.7%	12.5%	-28.4%	-59.6%	-80.0%
50%	100%	122.6%	111.2%	75.5%	28.4%	-17.6%	-53.1%	-76.5%
60%	120%	153.4%	140.4%	99.7%	46.5%	-6.8%	-46.3%	-73.0%
70%	140%	185.9%	171.4%	125.3%	65.4%	6.5%	-38.9%	-69.3%
80%	160%	220.4%	204.2%	152.5%	85.2%	20.1%	-32.4%	-66.5%
90%	180%	256.7%	239.1%	181.3%	105.4%	32.8%	-25.0%	-61.9%
95%	190%	276.5%	257.2%	196.1%	116.7%	39.9%	-20.3%	-59.1%

Correlation Risk. The Fund seeks approximately 2x the daily performance of its Underlying Security, before fees and expenses, but may not achieve its 2x Daily Objective. Fees and expenses; transaction and financing costs; the use, pricing, and liquidity of derivatives; market volatility or disruptions (including trading halts); corporate actions or changes affecting an Underlying Security; and limits on, or timing differences in, rebalancing may cause the Fund's performance to deviate from 2x the Underlying Security's daily return.

Derivatives Risk. The Fund may use derivatives such as total return swaps, futures contracts, options, and similar instruments to pursue its 2x daily objective. Derivatives can be volatile and may involve risks different from, and sometimes greater than, investing directly in the Underlying Security. Such risks include leverage, imperfect correlation with the Underlying Security, pricing and liquidity constraints, valuation complexity, and the potential that the cost to maintain a position exceeds its return. Limited initial margin may magnify losses relative to the amount of margin posted and may require the Fund to post additional margin or collateral.

Counterparty Risk. The Fund expects to obtain exposure to its Underlying Security primarily through derivatives, including swaps and futures. The Fund is exposed to the risk that a derivatives counterparty or a clearinghouse or futures commission merchant will be unwilling or unable to honor its obligations. The Fund could lose margin or collateral it has posted, experience delays in recovery, or recover less than the full amount owed. Concentration of clearing services among a small number of firms and clearinghouses may increase this risk. Contractual provisions or resolution regimes could delay, limit, or eliminate the Fund's ability to exercise remedies.

Indirect Investment Risk. The issuer of the Underlying Security is not affiliated with the Trust, the Adviser, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. Investors in Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to shares of the Underlying Security. The Fund has no control over the Underlying Security and relies solely on publicly available information about the Underlying Security.

Intra-Day Investment Risk. The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund's stated investment objective.

Corporate Reorganization and Successor Entity Framework. If the issuer of the Underlying Security undergoes a corporate reorganization, including a merger, consolidation, acquisition, spin-off, or similar transaction, the Fund's Board of Trustees will evaluate the impact on the Fund's investment objective. If the Underlying Security is exchanged for, converted into, or otherwise replaced by securities of a successor entity, the Board may designate the successor entity's securities as the Fund's new Underlying Security, provided that: (i) the successor entity's securities are listed and traded on a U.S. national securities exchange; (ii) the successor entity's securities maintain sufficient liquidity for the Fund to obtain and maintain its target leveraged exposure through derivatives and other instruments; and (iii) the Fund can continue to pursue its daily leveraged investment objective using the successor entity's securities. If no suitable successor security is available, or if the Underlying Security ceases to be publicly traded, the Board may, without shareholder approval, change the Fund's investment objective, select a replacement Underlying Security, or liquidate the Fund. Shareholders will receive at least 60 days' prior notice of any material change to the Fund's investment objective.

Financing, Margin, and Interest Rate Risk. The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require the Fund to hold significant amounts of cash and short-term instruments. Increases in margin requirements or collateral demands from counterparties or clearinghouses may require the Fund to sell assets at unfavorable times or reduce leveraged exposure, which could adversely affect performance. Rising interest rates may increase the Fund's financing costs, reduce the return on cash and short-term instruments, and adversely affect equity market valuations.

Non-Diversified Fund Risk. The Fund is non-diversified, which means it may invest a larger percentage of its assets in the securities of a smaller number of issuers or obtain exposure through a smaller number of counterparties than a diversified fund. As a result, the Fund may be more susceptible to a single economic, market, political, or regulatory occurrence, or to a decline in the financial condition of an issuer or counterparty, and such an event may have a disproportionately negative impact on the Fund.

ETF Risks. The Fund is an exchange-traded fund ("ETF") and is subject to risks associated with ETF structure and secondary-market trading. These include potential reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations described below.

•          Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or "AP"). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

•          Costs of Buying or Selling Shares. Investors who trade Shares in the secondary market will pay brokerage commissions or other charges set by their broker. Commissions are often fixed amounts and can be a significant proportional cost for investors transacting in small sizes. Secondary-market investors also bear the bid-ask spread. The spread varies over time with trading volume and market liquidity; generally narrower when trading volume and liquidity are higher and wider when they are lower. A relatively small investor base, sizable asset flows into or out of the Fund, and/or periods of elevated market volatility may widen spreads. Because commissions and spreads add to trading costs, frequent trading of Shares can materially reduce returns and may be inadvisable for investors who expect to make regular, small purchases or sales.

•          Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares trade on an exchange at market prices that may differ from the Fund's NAV. At times, Shares may trade at an intraday premium (above NAV) or discount (below NAV) due to supply and demand for Shares or during volatile markets. This risk can be heightened in periods of market stress, sharp market declines, or when secondary-market trading activity in Shares is limited, in which case premiums or discounts may be significant.

•          Trading. Although Shares are listed for trading on [ ] (the "Exchange") and may trade on other U.S. exchanges, there is no assurance that Shares will trade with active volume, or trade at all, on any exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund's portfolio holdings may deteriorate.

Cash Transactions and Tax Efficiency Risk. If the Fund uses cash creations or redemptions, it may need to buy or sell portfolio securities and derivatives (or adjust financing and derivatives exposures), which can increase transaction costs and market-impact costs. Cash activity may cause the Fund to realize taxable gains (including short-term gains) when positions are sold or unwound, which may reduce tax efficiency relative to ETFs that rely more heavily on in-kind creation and redemption activity. In addition, cash transactions may require the Fund to transact at times that are less favorable (including during periods of volatility or reduced liquidity), and those effects may reduce returns to shareholders.

Brokerage Commissions and Bid-Ask Spread Risk. Investors who buy or sell shares of the Fund pay brokerage commissions and other trading costs and bear the bid-ask spread between the price at which shares are purchased and sold. These costs may widen or increase when markets are volatile, when the shares trade in lower volumes, when market makers reduce activity, or when there is limited liquidity in the instruments used to support the Fund's exposure. Higher transaction costs may materially reduce investment results for shareholders, particularly for investors who trade frequently, invest small amounts, or trade at times of heightened volatility or reduced liquidity.

New Adviser Risk. The Adviser is a newly registered investment adviser and has limited operating history. There can be no assurance that the Adviser will be successful in implementing the Fund's investment strategy or managing the Fund, including with respect to the use of derivatives, financing arrangements, portfolio rebalancing, and operational processes. A new adviser may have limited experience establishing and coordinating service-provider relationships, managing portfolio operations under varying market conditions, and maintaining risk-management, compliance, and internal controls appropriate for the Fund's strategies. Any failure by the Adviser to implement the Fund's strategies effectively or to manage operational and regulatory requirements could adversely affect the Fund's performance.

Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.

Limited Shareholder Rights Risk. The Declaration of Trust that governs the Fund and the Trust contains provisions that could limit the ability of shareholders to bring claims against the Trust, its officers, or the Board of Trustees (the "Board"). The Trust is not required to hold annual meetings of shareholders. The Board may, without shareholder approval, liquidate the Fund, change its investment objective, merge or consolidate the Trust or any series with another entity, or take certain other actions that might otherwise require shareholder approval under state law. The Declaration of Trust contains a waiver of jury trial provision in Article X, Section 7, which provides that shareholders waive the right to a jury trial for claims arising out of or relating to the Declaration of Trust, the Trust, or the Fund, to the fullest extent permitted by law. The Declaration of Trust designates the courts of the State of Delaware (or, if no state court has jurisdiction, the federal district court for the District of Delaware) as the exclusive forum for certain types of actions and proceedings, provided that this exclusive forum provision does not apply to claims arising under the federal securities laws. Article VI, Section 4 of the Declaration of Trust establishes conditions and procedures that must be met for shareholders to bring derivative actions on behalf of the Trust or direct actions against the Trust, its Trustees, or its officers. Paragraphs (b), (d), (e), and (f) of Article VI, Section 4 impose requirements regarding demand, pre-suit investigation, contemporaneous ownership, and security for expenses; provided, however, that paragraphs (b), (d), (e), and (f) do not apply to claims arising under the federal securities laws. Paragraph (c) requires that shareholders seeking to bring a derivative action must first make a demand on the Trustees. These provisions may discourage lawsuits and limit remedies available to shareholders.

New Fund Risk. The Fund is newly organized and has limited operating history. As a new fund, the Fund may not attract sufficient assets to achieve and maintain an economically viable size, and it may be more likely to liquidate or reorganize than funds with longer operating histories and larger asset bases. Limited assets may also contribute to wider bid-ask spreads, lower secondary-market trading volumes, and reduced efficiency in portfolio management and operating expense coverage. Any liquidation or reorganization may occur at a time that is disadvantageous to shareholders, may result in the realization of taxable gains, and may cause shareholders to incur transaction costs.

Single-Stock Risk. The Fund's exposure is concentrated in the securities of a single issuer. As a result, the Fund is particularly sensitive to factors that affect the Underlying Security, including issuer-specific risks, earnings announcements or guidance, product developments, competitive dynamics, management decisions, regulatory actions, supply-chain disruptions, geopolitical events, and market sentiment. Adverse developments affecting the issuer may cause the Underlying Security to be more volatile than the market generally and may lead to substantial declines in value. Because the Fund does not seek exposure to a diversified group of issuers, the Fund may be more volatile and may experience larger drawdowns than funds that track a diversified index or basket of securities.

Underlying Security Liquidity Risk. The liquidity of the Underlying Security may be limited, particularly during periods of market stress, reduced trading activity, or heightened volatility. If trading volume declines or market participants withdraw, it may be more difficult for the Fund to obtain, increase, reduce, or rebalance exposure at desired prices, or to do so efficiently. Limited liquidity may increase the volatility of the Underlying Security and may cause the Fund's net asset value and market price to fluctuate more significantly, including through wider bid-ask spreads and premiums or discounts to NAV. Because the Fund seeks leveraged daily investment results, reduced liquidity in the Underlying Security or related markets may increase tracking error, amplify losses, and increase volatility.

Early Close/Trading Halt Risk. An exchange or market may close early or halt trading in the Underlying Security or in the Fund's shares due to market conditions, exchange rules, regulatory actions, or extraordinary volatility. In such circumstances, the Fund may be unable to execute portfolio transactions, rebalance its portfolio at or near the close, or accurately price its investments. Because the Fund seeks daily leveraged exposure measured to the close of regular trading, an early close or halt may impair the Fund's ability to maintain target exposure and may disrupt the creation/redemption process. As a result, the Fund may be unable to achieve its investment objective and its shares may trade at a premium or discount to net asset value.

Equity Market Risk. Through its exposure to the Underlying Security, the Fund is exposed to equity market risk. Equity securities may decline in value due to broad market conditions, economic conditions, changes in investor sentiment, or issuer-specific factors. Equity markets can be volatile and may be affected by changes in interest rates, inflation, economic growth, corporate earnings, political developments, geopolitical events, and other factors, and volatility may be heightened during periods of market stress. Because the Fund provides leveraged exposure, declines in equity markets or in the Underlying Security may result in proportionally larger declines in the Fund's NAV and market price, and the Fund may experience significant short-term fluctuations.

Newly Public Company and Stock Volatility Risk. As a newly public company, the issuer of the Fund's Underlying Security has limited experience operating under public-company reporting and internal-control requirements. The Underlying Security's stock may exhibit higher volatility and lower liquidity than that of more established public companies. Earnings variability, limited public operating history, and evolving investor understanding of the business may contribute to significant price swings. These fluctuations will directly affect the value of the Fund's exposures linked to the Underlying Security.

IPO Risk. The market value of shares issued in an initial public offering ("IPO"), including those of the Underlying Security, will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the company's business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Investments in shares of a company that recently commenced an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time and may also involve high transaction costs and are subject to market risk and liquidity risk.

IPO Delay or Cancellation Risk. The issuer of the Underlying Security has not yet completed an initial public offering. There can be no assurance that the issuer will complete its IPO on any particular timeline, or at all. The IPO may be delayed, postponed, or withdrawn due to market conditions, regulatory considerations, the issuer's financial condition, or other factors beyond the Fund's control. If the issuer does not complete its IPO, the Fund may be unable to obtain exposure to the Underlying Security, may not commence operations, and may ultimately be liquidated. Even if the IPO is completed, the initial trading price may differ materially from the anticipated offering price, and the Underlying Security may experience significant price volatility in the period immediately following its listing.

Valuation and Fair Value Pricing Risk. The Fund's investments may be valued using market quotations, pricing services, or, when market prices are not readily available or are deemed unreliable, fair valuation methodologies approved by the Trust. Market prices may not be readily available or may be deemed unreliable during periods of market stress, trading halts, disrupted market functioning, or other events affecting the Underlying Security or the instruments used to provide the Fund's exposure; in such circumstances, the Fund may use fair value methodologies, and the value of the Fund's derivatives may move materially while market quotations are not readily available. Fair valuation determinations involve judgment and may require the Trust to estimate the value of instruments for which market quotations are not readily available, and those estimates may be incorrect. The Fund's fair values may differ from values that would be realized upon sale, particularly during periods of market stress, trading halts, disrupted market functioning, or local-market disruptions. These valuation effects may contribute to wider premiums or discounts to NAV, increased tracking error, and increased volatility of the Fund's market price.

Regulatory Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with regulatory oversight, licensing requirements, governmental approvals, investigations, enforcement actions, and changes in laws, rules, or policies. Regulatory changes may impose new compliance obligations, require costly operational adjustments, restrict products or services, limit market access, or delay strategic initiatives. Investigations or enforcement actions may result in fines, settlements, injunctions, reputational harm, or ongoing monitoring that increases expenses and management distraction. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Management Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with reliance on key executives, founders, or specialized personnel. The issuer's performance may depend on the leadership, vision, and execution capabilities of a limited number of individuals and teams. Loss of key personnel, difficulty attracting or retaining talent, or inadequate succession planning may impair strategic execution, product development, operations, or customer relationships. Any failure of management to execute strategy effectively could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Competitive Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with intense competition, pricing pressure, technological displacement, market-share loss, and new market entrants. Competitors may offer products or services that are more attractive, lower cost, or faster to market, which can reduce demand, compress margins, and increase customer acquisition and retention costs. Competitive pressures may force increased spending on research and development, marketing, or pricing concessions, potentially reducing profitability and cash flow. Any sustained deterioration in competitive position could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Demand Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with fluctuations in customer demand, purchasing behavior, enterprise spending, consumer preferences, and end-market conditions. Demand may be affected by macroeconomic conditions, interest rates, budget constraints, competitive offerings, product cycles, and shifts in customer priorities. Reduced demand can lead to lower revenue, weaker operating leverage, excess inventory or underutilized capacity, and changes in pricing power. Any material deterioration in demand could adversely affect the value of the Underlying Security and, as a result, the Fund.

Execution and Scaling Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with execution of business strategy, scaling production, launching new products, integrating acquisitions, or expanding into new markets. Strategic initiatives may require substantial capital, operational changes, and coordination across personnel, suppliers, or partners, and may not be completed on time or within budget. Scaling challenges may result in quality issues, service disruptions, production delays, cost overruns, or failure to meet customer expectations. Integration of acquisitions or expansion into new markets may introduce additional operational, regulatory, cultural, or financial risks. Any such execution failures could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Litigation and Legal Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with litigation, investigations, contractual disputes, intellectual-property claims, or other legal proceedings. Legal proceedings may be costly and time-consuming, even when the issuer ultimately prevails, and may divert management attention and resources. Adverse outcomes may result in damages, settlements, fines, injunctions, changes to business practices, loss of key rights or licenses, or reputational harm that negatively affects customer and partner relationships. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Technology and Innovation Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with rapid technological change, product obsolescence, platform disruption, software failures, research and development uncertainty, and innovation cycles. The issuer may be required to make significant and ongoing investments in research and development to remain competitive, and such investments may not result in commercially successful products or services. Products may become obsolete due to competing technologies, changing customer requirements, or shifts in industry standards, and product defects or reliability issues may lead to delays, recalls, warranty costs, or reputational harm. Failure to successfully develop, integrate, or commercialize new technologies could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

AI Platform and Technology Risk.  The artificial intelligence industry is subject to rapid technological change, intense competition, evolving regulatory scrutiny, and significant uncertainty regarding business models, intellectual property protections, and societal acceptance. Companies in this industry face risks related to the high cost of computing infrastructure, dependence on third-party cloud providers, data privacy and security obligations, and the potential for real or perceived harmful outputs from AI models. Because the Fund provides leveraged exposure to a single issuer in this industry, adverse developments may result in amplified losses in the Fund’s net asset value and market price.

AI Regulatory and Governance Risk.  Through its exposure to the Underlying Security, the Fund is subject to risks associated with evolving regulations governing artificial intelligence. Governments and regulatory bodies worldwide are developing and implementing frameworks for AI safety, transparency, liability, and data protection. Adverse regulatory developments, including requirements for model testing, disclosure obligations, or restrictions on AI capabilities, could impose significant costs or limit the issuer’s ability to develop and deploy AI systems.

Anthropic Investing Risk. The Fund invests in, and/or has exposure to, securities of Anthropic PBC and is subject to risks associated with its business. Anthropic operates in the rapidly evolving artificial intelligence industry, where intense competition from well-capitalized technology companies, open-source alternatives, and emerging AI startups may adversely affect its market position, pricing power, and growth prospects. The company’s business model depends on continued investment in frontier AI research and computing infrastructure, which requires substantial capital expenditures and may not generate returns in the near term. Anthropic faces regulatory uncertainty as governments worldwide develop frameworks for AI governance, safety requirements, and liability, which could impose significant compliance costs or restrict its business model.

PORTFOLIO HOLDINGS INFORMATION

The Fund's complete portfolio holdings will be made available on the Fund's website at www.corgifunds.com on each business day, consistent with applicable SEC requirements (including Rule 6c-11). A full description of the Fund's policies and procedures regarding disclosure of portfolio holdings is provided in the Fund's Statement of Additional Information (the "SAI").

MANAGEMENT

Investment Adviser

Corgi Strategies, LLC (the "Adviser"), located at 425 Bush St, Suite 500, San Francisco, CA 94104, is a Delaware limited liability company registered with the SEC as an investment adviser and serves as investment adviser to the Fund. The Adviser was founded in July 2025, and as of [ ], 2026, had approximately $[ ] in assets under management.

The Adviser is responsible for overall portfolio management and administration of the Fund pursuant to an investment advisory agreement with Corgi ETF Trust I (the "Trust") (the "Advisory Agreement"). In addition to executing portfolio transactions, the Adviser may arrange for, and oversee, service providers performing transfer agency, custody, fund administration/accounting, distribution, and other services necessary for the Fund's operations.

For its services to the Fund, the Fund pays the Adviser a unitary management fee, calculated daily and paid monthly, from the Fund's average daily net assets. Under the Advisory Agreement, the Adviser pays substantially all of the Fund's expenses except for: the advisory fee itself; interest charges on borrowings; taxes; brokerage commissions and other expenses related to buying and selling portfolio investments; dividends and other expenses on securities sold short; acquired fund fees and expenses; any accrued deferred tax liability; distribution fees and expenses under any Rule 12b-1 plan; litigation and other extraordinary expenses; and any other expenses the Fund is responsible for under the Advisory Agreement (collectively, the "Excluded Expenses").

Additional information about portfolio transactions, brokerage selection, and research services is provided in the SAI under Brokerage Transactions.

Advisory Agreement

A discussion of the basis for the Board's approval of the Advisory Agreement will appear in the Fund's first annual or semi-annual report to shareholders on Form N-CSR.

Portfolio Managers

The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since the Fund's inception.

Additional information regarding the portfolio manager's compensation, other accounts managed, and ownership of Shares is provided in the Fund's SAI.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems shares of the Fund ("Shares") only in large blocks called "Creation Units," at the Fund's net asset value ("NAV") next determined after an order is accepted. Only authorized participants ("APs"), who must be members or participants of a registered clearing agency and must have an executed participant agreement with the Fund's distributor and transfer agent, may transact in Creation Units directly with the Fund. Once created, Shares may be bought and sold in the secondary market in amounts less than a Creation Unit.

Most investors buy and sell shares in secondary-market transactions through brokers. Shares are expected to be listed for trading on [ ] (the "Exchange") and can be bought and sold throughout the trading day at market prices. Investors may pay customary brokerage commissions and, because secondary-market transactions occur at market prices, investors may pay more than NAV when buying Shares and receive less than NAV when selling Shares.

Book Entry

Shares are held only in book-entry form. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares. Beneficial ownership of Shares is shown on the records of DTC or its participants (e.g., brokers, banks, and other financial institutions). As a beneficial owner, you will not receive physical certificates and must rely on DTC and its participants to exercise rights associated with owning Shares, consistent with standard "street name" procedures.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions of Shares. Purchases and redemptions by APs are integral to the ETF arbitrage mechanism and help keep market prices of Shares close to NAV. The Board has considered the potential for frequent purchases and redemptions, particularly for cash, to increase portfolio transaction costs, tracking difference, and realized capital gains, and has approved policies to mitigate these effects, including fair-value pricing and the imposition of transaction fees on Creation Unit purchases and redemptions designed to cover the Fund's costs. The Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund's NAV is calculated as of the close of regular trading on [ ] (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by dividing the Fund's net assets by the number of Shares outstanding.

In determining NAV, portfolio securities and other assets are generally valued at market value using quotations, last sale prices, or values supplied by a pricing service or market makers. When such information is unavailable or is deemed unreliable, the affected investments are valued at fair value pursuant to the Fund's valuation procedures.

Fair Value Pricing

The Board has designated the Adviser as the Fund's "valuation designee" under Rule 2a-5 of the 1940 Act, subject to the Board's oversight. The Adviser has adopted valuation policies and procedures to determine, in good faith, the fair value of investments for which market quotations are not readily available or are considered unreliable (for example, following a trading halt or when a primary pricing source fails to provide data). In making fair-value determinations, the Adviser may consider all reasonably available information deemed relevant, including issuer-specific data, market conditions, recent trading activity, and the circumstances that triggered the need for fair value. Because fair value determinations involve judgments, the prices assigned may differ from values realized upon sale.

Investments by Other Registered Investment Companies in the Fund

Investments by registered investment companies in the Fund are subject to the limits of Section 12(d)(1) of the 1940 Act and related rules. Other registered investment companies may invest in the Fund beyond the Section 12(d)(1) limits in accordance with applicable SEC rules (e.g., Rule 12d1-4) and conditions, which may include entering into a fund-of-funds investment agreement with the Fund.

Delivery of Shareholder Documents - "Householding"

Certain intermediaries may offer "householding," a method of delivery under which a single copy of shareholder documents is sent to investors sharing an address, even if accounts are registered in different names. If you wish to enroll in, or to change your householding election, please contact your broker-dealer or other financial intermediary.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay dividends and interest income, if any, annually, and to distribute any net realized capital gains to shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Cash distributions may be reinvested in additional whole Shares only if the broker through whom you hold Shares offers that option. Your broker is responsible for delivering any income and capital gain distributions to you.

Taxes

The following discussion summarizes certain U.S. federal income tax considerations that generally apply to investments in the Fund. Your situation may differ. You should consult your tax adviser regarding the tax consequences of investing in Shares, including the application of foreign, state, and local tax laws.

The Fund intends to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund satisfies minimum distribution requirements, a RIC is generally not subject to fund-level federal income tax on income and gains that are timely distributed to shareholders. If the Fund were to fail to qualify as a RIC or fail to meet the distribution requirements (and no relief were available), it could be subject to fund-level taxation, which would reduce income available for distribution.

Unless your Shares are held through a tax-exempt entity or tax-advantaged account (such as an IRA), you should consider potential tax consequences when the Fund makes distributions, when you sell Shares on the Exchange, and (for institutional investors only) when you purchase or redeem Creation Units.

This general discussion is based on the Code and applicable Treasury regulations in effect on the date of this Prospectus. New legislation, administrative guidance, or court decisions may materially change these conclusions and may apply retroactively.

Taxes on Distributions

For federal income tax purposes, distributions of the Fund's net investment income are generally taxable to shareholders as ordinary income or as qualified dividend income. Tax treatment of distributions of net capital gains (if any) depends on how long the Fund held the investments that generated such gains, not on how long you have held your Shares. Sales of assets held by the Fund for more than one year generally produce long-term capital gains or losses; sales of assets held for one year or less generally produce short-term capital gains or losses. Distributions that the Fund reports as capital gain dividends ("Capital Gain Dividends") are taxable to shareholders as long-term capital gains. Distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether received in cash or reinvested in additional Shares.

Distributions the Fund reports as "qualified dividend income" are generally taxed to non-corporate shareholders at the rates applicable to long-term capital gains, provided holding-period and other requirements are met. "Qualified dividend income" generally includes dividends from U.S. corporations and from certain qualified foreign corporations (including those incorporated in a U.S. possession, eligible for benefits under a comprehensive U.S. income tax treaty, or whose stock is readily tradable on an established U.S. market). Corporate shareholders may be eligible for a dividends-received deduction with respect to portions of dividends attributable to qualifying dividends the Fund receives from U.S. corporations, subject to applicable limitations.

Shortly after the close of each calendar year, you will receive information describing the character of distributions you received from the Fund.

In addition to federal income tax, certain individuals, trusts, and estates are subject to a 3.8% Net Investment Income ("NII") tax. This tax is imposed on the lesser of: (i) net investment income (as reduced by properly allocable deductions) or (ii) the excess of modified adjusted gross income over specified thresholds ($250,000 for married filing jointly, $200,000 for single filers, and $125,000 for married filing separately). The Fund's distributions and any capital gains realized on a sale or redemption of Shares are generally included in net investment income for purposes of the NII tax.

In general, distributions are taxable to you in the year paid. However, certain distributions paid in January may be treated as paid on December 31 of the year prior. In general, distributions are taxable even if they are paid from income or gains earned by the Fund before you purchased Shares (and thus were reflected in the Shares' NAV at the time of purchase).

You may want to avoid purchasing Shares immediately before a dividend or other distribution, since the distribution will generally be taxable to you even if, in economic terms, it represents a return of part of your investment.

If you are neither a U.S. citizen nor a U.S. resident (or are a foreign entity), distributions (other than Capital Gain Dividends) will generally be subject to U.S. withholding tax at a 30% rate, unless a lower treaty rate applies. Under certain circumstances, the Fund may report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% withholding tax, provided other requirements are met.

The Foreign Account Tax Compliance Act ("FATCA") may require the Fund to withhold a 30% tax (generally not refundable) from distributions of net investment income made to: (A) certain foreign financial institutions that do not satisfy applicable FATCA reporting or due-diligence requirements (or that are not treated as compliant under an applicable intergovernmental agreement), and (B) certain non-financial foreign entities that do not provide required information regarding substantial U.S. owners. FATCA may also affect the Fund's returns on foreign investments or a shareholder's returns if Shares are held through a foreign intermediary. Consult your tax adviser regarding FATCA's application and any related certification, compliance, reporting, and withholding obligations.

The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Shares) is generally required to withhold and remit to the U.S. Treasury a portion of taxable distributions and sale or redemption proceeds if the shareholder fails to furnish a correct taxpayer identification number, has underreported certain interest or dividend income, or fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if Shares have been held for more than one year, and as short-term capital gain or loss if Shares have been held for one year or less. However, a capital loss on Shares held six months or less is treated as long-term to the extent of Capital Gain Dividends received with respect to such Shares. Losses are disallowed to the extent you acquire (including through dividend reinvestment) substantially identical Shares within a 61-day period beginning 30 days before and ending 30 days after the sale.

Taxes on Purchases and Redemptions of Creation Units

An authorized participant ("AP") whose functional currency is the U.S. dollar and who exchanges securities for Creation Units generally recognizes gain or loss equal to the difference between (i) the value of the Creation Units at the time of the exchange and (ii) the AP's aggregate basis in the securities delivered plus any cash paid. An AP that exchanges Creation Units for securities will generally recognize gain or loss equal to the difference between (i) the AP's basis in the Creation Units and (ii) the aggregate U.S. dollar market value of the securities received plus any cash received. The IRS may assert that a loss realized upon an exchange of securities for Creation Units is not currently deductible (e.g., under the "wash sale" rules for an AP not marking to market, or on the theory that there was no significant change in economic position). APs should consult their own tax advisers about the application of wash sale rules and the timing of any loss deductions.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares comprising the Creation Units were held for more than one year, and as short-term capital gain or loss if held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, delivering a basket of securities when redeeming Creation Units. To raise cash for such redemptions, the Fund may sell portfolio securities, potentially recognizing investment income and/or capital gains or losses it might not have recognized if the redemption had been satisfied entirely in kind. As a result, including cash in redemption proceeds can reduce the Fund's tax efficiency.

The foregoing discussion summarizes some possible consequences under current federal tax law of investing in the Fund. It is not a substitute for personal tax advice. You may also be subject to foreign, state, and local taxes on Fund distributions and on sales of Shares. Consult your tax adviser regarding the tax consequences of investing in Shares under all applicable laws. For additional information, see "Federal Income Taxes" in the SAI.

DISTRIBUTION

[ ] (the "Distributor"), the Fund's distributor, is a broker-dealer registered with the SEC, serves as the Fund's distributor for Creation Units on an agency basis and does not make a secondary market in Shares. The Distributor does not set Fund policies or select the portfolio securities of the Fund. The Distributor's principal address is [ ]

The Board has adopted a Distribution (Rule 12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay up to 0.25% of its average daily net assets each year for distribution-related services in connection with the sale and distribution of its Shares.

The Fund does not currently pay Rule 12b-1 fees and there are no current plans to impose such fees. If Rule 12b-1 fees are charged in the future, because they are paid from Fund assets on an ongoing basis, these fees would increase the cost of your investment over time and may exceed certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information about how often Shares traded on the Exchange at a price above (at a premium to) or below (at a discount to) the Fund's NAV will be provided on the Fund's website at www.corgifunds.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of any equation by which to determine redeemability of Shares. The Exchange has no duty or liability to shareholders for the administration, marketing, or trading of the Shares.

Without limiting the foregoing, in no event shall the Exchange have any liability for lost profits or for indirect, punitive, special, or consequential damages, even if advised of the possibility of such damages.

The Adviser and the Fund make no representation or warranty, express or implied, to owners of Shares or to the public regarding the advisability of investing in securities generally or in the Fund specifically, or regarding the ability of the Fund to achieve its investment objective of providing two times (2x) the daily performance of the Underlying Security or the performance of the Underlying Security itself.

The issuer of the Underlying Security is not affiliated with the Fund, the Trust, the Adviser, or any of their respective affiliates and has not participated in the preparation of this Prospectus. The issuer of the Underlying Security does not sponsor, endorse, or promote the Fund and makes no representation or warranty regarding the advisability of investing in the Fund.

This Prospectus relates solely to the Shares of the Fund and not to any Unaffiliated Underlying Security. All information regarding Unaffiliated Underlying Security is derived from publicly available sources, and neither the Fund, the Trust, nor the Adviser has independently verified such information or participated in its preparation.

FINANCIAL HIGHLIGHTS

This section ordinarily presents Financial Highlights to help you understand the Fund's performance over its operating period. Because the Fund has not commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

The Fund

Adviser

Corgi Strategies, LLC

425 Bush St, Suite 500

San Francisco, CA 94104

Distributor

[ ]

Independent Registered Public Accounting Firm

[ ]

Administrator, Fund Accountant, and Transfer Agent

[ ]

Custodian

[ ]

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund's SAI includes further details about the Fund's investments and other information. A current SAI dated [ ], 2026, as supplemented from time to time, is on file with the SEC and is incorporated by reference into this Prospectus; it is legally part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's first annual report after operations commence, you will find a discussion of market conditions and investment strategies that materially affected performance. Form N-CSR contains the Fund's annual and semi-annual financial statements.

You can obtain free copies of these documents when available, request other information, or make general inquiries about the Fund by contacting:

Corgi Strategies, LLC, c/o 425 Bush St, Suite 500, San Francisco, CA 94104 or by calling (855) 552-6744.

Shareholder reports and other information about the Fund are also available:

•          Free of charge from the SEC's EDGAR database on the SEC's website at http://www.sec.gov; or

•          Free of charge from the Fund's Internet website at www.corgifunds.com; or

•          For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-24117)

Fund

Corgi Anthropic 2x Daily ETF (the "Fund")

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

July 17, 2026

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2026

This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus for the Corgi Anthropic 2x Daily ETF (the "Fund"), a series of Corgi ETF Trust I (the "Trust"), dated [ ], 2026, as it may be supplemented from time to time (the "Prospectus"). Unless noted otherwise, capitalized terms used in this SAI have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained without charge by email to contact@corgifunds.com, visiting www.corgifunds.com, or writing to the Trust, c/o 425 Bush St, Suite 500, San Francisco, CA 94104.

The Fund's audited financial statements for the most recent fiscal year, when available, will be incorporated into this SAI by reference to the Fund's most recent annual report on Form N-CSR. You can obtain a copy of the Certified Shareholder Report free of charge by contacting the Fund at the mailing address or email listed above.

TABLE OF CONTENTS

General Information about the Trust
Additional Information about Investment Objectives, Policies, and Related Risks
Description of Permitted Investments
Investment Restrictions
Exchange Listing and Trading
Management of the Trust
Principal Shareholders, Control Persons and Management Ownership
Codes of Ethics
Proxy Voting Policies
Investment Adviser
Portfolio Managers
The Distributor
Administrator
Transfer Agent and ETF Order Management
Custodian
Independent Registered Public Accounting Firm
Portfolio Holdings Disclosure Policies and Procedures
Description of Shares
Limitation of Trustees' Liability
Brokerage Transactions
Portfolio Turnover Rate
Book Entry Only System
Purchase and Redemption of Shares in Creation Units
Determination of NAV
Dividends and Distributions
Federal Income Taxes
Financial Statements

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company with multiple series, including the Fund. This SAI relates to the Corgi Anthropic 2x Daily ETF (the "Fund"). The Trust is a Delaware statutory trust formed on July 15, 2025. The Trust is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "1940 Act"), as an open-end management investment company, and the offering of shares of beneficial interest ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust is governed by its Board of Trustees (the "Board"). The Fund is a leveraged ETF that seeks daily investment results, before fees and expenses, that correlate to 2x the daily performance of its Underlying Security. Corgi Strategies, LLC (the "Adviser") will serve as investment adviser to the Fund.

The Fund seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of its Underlying Security. The Fund resets its exposure each trading day to target approximately two times its Underlying Security's daily move and should not be expected to provide 2x the return of its Underlying Security for periods longer than a single day. Because of daily compounding, Underlying Security volatility, financing costs, and expenses, the Fund's results over periods longer than a day will usually differ in amount, and may differ in direction, from its Underlying Security's multi-day return. The Fund expects to obtain leveraged exposure primarily through derivatives (for example, total return swaps and futures) and to rebalance exposure daily. It is possible to lose the full value of an investment in the Fund in a single day.

The Fund offers and issues Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). The Fund generally issues and redeems Creation Units in exchange for a basket of securities ("Deposit Securities") together with a specified cash payment (the "Cash Component"). The Trust may permit or require the substitution of a cash amount ("Deposit Cash") in lieu of some or all Deposit Securities. Shares are expected to be listed on the Exchange and trade on the Exchange at market prices, which may differ from NAV. Shares are redeemable only in Creation Unit aggregations and, in general, in exchange for portfolio securities and a specified cash payment, or instead, entirely for cash. As a practical matter, mostly only institutions or large investors, known as "Authorized Participants" or "APs," purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Because the Fund expects to achieve its objective primarily through derivatives, the Trust generally anticipates effecting creations and redemptions for the Fund in cash rather than in-kind. The Trust may impose transaction fees on cash creations and redemptions designed to cover the Fund's estimated costs, which may include costs of entering into, maintaining, or unwinding derivatives positions and related financing and hedging costs.

Shares may be issued in advance of receipt of some or all Deposit Securities, subject to conditions set forth in the participant agreement among the AP, the distributor, and the transfer agent (the "Participant Agreement"), including a requirement to maintain with the Trust cash at least equal to a specified percentage of the value of any missing Deposit Securities. The Trust may impose a transaction fee on each creation or redemption. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. As with other securities, brokers' commissions on secondary-market transactions are negotiated with your broker at customary rates.

Use of derivatives by the Fund is subject to Rule 18f-4 under the 1940 Act. The Trust has adopted a derivatives risk management program, appointed a Derivatives Risk Manager approved by the Board, and manages the Fund's derivatives exposure using value-at-risk (VaR) testing. Under Rule 18f-4, the Fund's VaR must not exceed 200% of the VaR of a designated reference portfolio (generally the Underlying Security) under the relative VaR test or, if a reference portfolio is not appropriate, 20% of the Fund's net assets under the absolute VaR test. The Fund intends to use its Underlying Security as its designated reference portfolio for the relative VaR test under Rule 18f-4 and monitor compliance accordingly. The Derivatives Risk Manager provides regular reports to the Board regarding the program's implementation and the Fund's compliance.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund's investment objective and principal investment strategies are described in the Prospectus under "Investment Objective" and "Principal Investment Strategies," respectively. The information below supplements, and should be read together with, the Prospectus. For a description of certain permitted investments, see "Description of Permitted Investments" in this SAI.

With respect to the Fund's investments, unless otherwise noted, if a percentage limitation is satisfied at the time of investment or contract, a subsequent increase or decrease due to market movements or redemptions will not, by itself, result in a violation of that limitation.

Non-Diversification

The Fund is classified as non-diversified under the 1940 Act. As a result, the Fund is not limited by the 1940 Act with respect to the percentage of its assets that may be invested in the securities of a single issuer. The Fund therefore may invest a larger portion of its assets in the securities of a single issuer or a smaller number of issuers than a diversified fund. Those issuers may represent a greater portion of the Fund's portfolio, which can adversely affect performance or subject Shares to greater price volatility than more diversified investment companies. While the Fund is "non-diversified" under the 1940 Act, to qualify as a RIC the Fund must satisfy Subchapter M diversification tests. Accordingly, with respect to at least 50% of total assets, the Fund will not hold more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of total assets in any one issuer.

Although the Fund is non-diversified for purposes of the 1940 Act, it intends to maintain the diversification required under the Code and otherwise operate so as to qualify as a regulated investment company ("RIC") for federal income tax purposes, thereby generally avoiding fund-level federal income tax on income and gains distributed to shareholders. Compliance with the Code's diversification and other requirements may limit investment flexibility and could make it less likely that the Fund will meet its investment objective. See "Federal Income Taxes" in this SAI for further discussion.

Special Considerations for the Fund

•          Daily Objective and Compounding. The Fund seeks 2x the daily performance of its Underlying Security and resets exposure each trading day. Over periods longer than a day, the Fund's results reflect the compounding of daily returns and the path of daily Underlying Security moves and will usually differ from 2x the Underlying Security's return for the same period.

•          Volatility Effect. Generally, higher day-to-day volatility in an Underlying Security increases the divergence between the Fund's multi-day results and 2x the Underlying Security's multi-day return. In trending, lower-volatility markets, multi-day results may be closer to or greater than 2x; in choppy or range-bound markets, they are often less than 2x.

•          Correlation and Rebalancing. The Fund may not achieve perfect correlation to 2x the daily performance of its Underlying Security for reasons that include derivative pricing and liquidity, intraday Underlying Security movements (including near the close), timing and size of rebalancing, market closures or trading halts, financing costs, and Fund expenses.

•          Financing and Cash Management. The Fund's use of swaps, futures, and other instruments involves financing or implied financing charges that reduce returns. The Fund may hold cash and cash equivalents (for example, U.S. Treasury bills, money market instruments, or repurchase agreements) for margin and collateral, which can affect exposure and results.

•          Counterparty and Clearinghouse Exposure. The Fund is exposed to the credit of derivatives counterparties, futures commission merchants, and clearinghouses. Defaults or operational disruptions could cause losses, delays in recovery of collateral or margin, or both.

•          Use of Instrument-Linked Swaps. To the extent the Fund obtains exposure through swaps referencing instruments that track or are designed to replicate the performance of the Underlying Security, differences between those instruments and the Underlying Security may introduce additional correlation risk.

•          Not a Buy-and-Hold Substitute. The Fund is intended for knowledgeable investors who intend to monitor positions frequently. It is possible to lose the entire investment in a single day.

General Risks

The value of the Fund's portfolio securities may fluctuate with changes in an issuer's or counterparty's financial condition, with issuer-specific or industry-specific developments, and with broader economic or political conditions. An investor in the Fund could lose money over short or long periods.

There is no assurance that a liquid market will exist for all securities held by the Fund. Market liquidity may depend on whether dealers are willing to make markets in particular securities. There can be no assurance that a market will be made or maintained, or that any such market will remain liquid. The price at which securities may be sold, and the value of Shares, can be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Financial markets, domestic and foreign, have at times experienced unusually high volatility. Continuing events and market turbulence may adversely affect Fund performance.

Cyber Security Risk. Investment companies and their service providers face operational and information-security risks from cyber incidents. Cyber events include, among other things, data theft or corruption, denial-of-service attacks, unauthorized release of confidential information, and other breaches. Cyber incidents affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, or other third-party service providers may, among other effects, disrupt the processing of shareholder transactions, impair the Fund's ability to calculate its NAV, cause the release of private shareholder or issuer information, impede trading, result in regulatory fines or financial losses, and damage reputation. The Fund may also incur additional costs for cybersecurity risk management. Similar risks affect issuers in which the Fund invests and could have material adverse consequences for such issuers, potentially reducing the value of the Fund's investments.

DESCRIPTION OF PERMITTED INVESTMENTS

The following describes the investments and techniques the Fund may use, and the related risks. The Fund will employ any investment or practice below only if it is consistent with the Fund's investment objective and permitted by the Fund's stated policies. Some items discussed in this SAI are not principal strategies, as disclosed in the Prospectus; while the Fund is permitted to use them, it is not required to do so.

Borrowing

Although the Fund does not expect to borrow, each may do so to the extent allowed by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. Any borrowing is expected to be for short-term or emergency purposes, not for investment, and would be repaid promptly. Borrowing magnifies the effect on NAV of changes in the market value of the Fund's holdings. Amounts borrowed bear interest (which may or may not be offset by earnings on purchased securities), and maintaining a credit facility may involve minimum balances, commitment fees, or other costs that increase the effective cost of borrowing.

For the Fund, leverage is expected to come primarily from derivatives (for example, total return swaps and futures) rather than from cash borrowings. If the Fund borrows, the Fund will maintain asset coverage of at least 300% of all borrowings as required by Section 18 of the 1940 Act. Short-term borrowings, if any, may include custodial overdrafts or borrowings under a credit facility for settlement, liquidity, or other administrative purposes, and will be repaid promptly.

Equity Securities

Equity securities (for example, common stock) are subject to stock-market risk and may fluctuate significantly as market conditions, investor sentiment, or an issuer's financial position change. Declines in the value of equity holdings may cause the Fund's Shares to fall in value.

An investment in the Fund entails the risks inherent in equity ownership, including the risk that issuer fundamentals deteriorate or that broad market conditions weaken, either of which can reduce the value of portfolio securities and, in turn, the value of Shares. Equity prices can be volatile as investor expectations shift with respect to government, economic, monetary, and fiscal policies; inflation and interest rates; business cycles; and global or regional political, economic, or banking stresses. With respect to the Fund, equity exposure is typically obtained indirectly through derivatives that reference the Underlying Security rather than through direct holdings.

Types of Equity Securities:

Common Stocks - Common stock represents an ownership interest in an issuer, typically with voting rights and the potential to receive dividends. Unlike preferred stock, dividends on common stock are not fixed and are declared at the discretion of the issuer's board of directors.

Holders of common stock generally take on more risk than holders of preferred stock or debt because common shareholders stand behind creditors and preferred shareholders in the issuer's capital structure. Common stock has neither a stated principal amount nor a maturity date and remains subject to market fluctuations as long as it is outstanding.

Preferred Stocks - Preferred stock represents an ownership interest that typically has priority over common stock for dividends and liquidation proceeds, but is junior to the issuer's liabilities. Preferred stock generally has no voting rights. Varieties include adjustable-rate, fixed-dividend, perpetual, and sinking-fund preferred stock.

In general, market values of fixed-rate, non-convertible preferred stock move inversely with interest rates and with changes in perceived credit quality.

Derivatives Used by the Fund

The Fund seeks daily investment results, before fees and expenses, that correlate to 2x the daily performance of its Underlying Security. To pursue these objectives, the Fund expects to obtain leveraged exposure primarily through the derivatives set out below and to rebalance its exposure on each Business Day. Daily rebalancing and compounding can cause the Fund's return for periods longer than one day to differ, and potentially differ significantly, from 2x the return of its Underlying Security for the same period. Market volatility, holding period, and the path of returns will affect the degree of such divergence.

•          Swap Agreements. The Fund may enter into total return swaps and other swap contracts that reference its Underlying Security or an exchange-traded fund designed to track the Underlying Security (or a similar index or asset). Swaps typically require the Fund to exchange periodic payments based on the performance of the Underlying Security for financing and/or fee payments. Swaps may be traded bilaterally (subject to counterparty credit risk and collateral arrangements) or, in some cases, cleared through a central clearinghouse (introducing clearinghouse and futures commission merchant risk). Total return swaps are expected to be a primary tool for obtaining leveraged exposure. Under normal market conditions, the Fund expects the aggregate notional amount of its swap positions, together with other derivatives, to be approximately 200% of the Fund's net assets, before taking into account any cash or cash equivalents held for margin and collateral. Swaps are typically documented under an ISDA Master Agreement with a credit support annex that requires posting and collection of variation margin (and, where applicable, initial margin). Swap exposures may be reset or rebalanced daily to help the Fund maintain its target exposure.

Swap Counterparty Information. The Fund expects to use one or more of the following entities as its swap counterparties: CF Secured LLC, Marex Securities Products Inc., and Clear Street LLC. Each is a registered security-based swap dealer with the Securities and Exchange Commission. CF Secured LLC is a subsidiary of Cantor Fitzgerald, L.P., a privately held limited partnership. Clear Street LLC is a subsidiary of Clear Street Group Inc., a privately held Delaware corporation. As privately held entities, Cantor Fitzgerald, L.P. and Clear Street Group Inc. do not file periodic reports with the SEC; however, CF Secured LLC and Clear Street LLC each file annual financial reports (Form X-17A-5) with the SEC as registered broker-dealers. Marex Securities Products Inc. is a subsidiary of Marex Group plc, whose ordinary shares are listed on the Nasdaq Stock Market under the symbol "MRX." Marex Group plc is subject to the informational requirements of the Securities Exchange Act of 1934 and files annual reports on Form 20-F and current reports on Form 6-K with the SEC. Reports and other information concerning Marex Group plc can be inspected at the SEC and at the Nasdaq Stock Market. Debts of Marex Securities Products Inc. as they may relate to the Fund are not guaranteed by Marex Group plc. Debts of CF Secured LLC and Clear Street LLC as they may relate to the Fund are not guaranteed by any parent entity.

•          Futures Contracts. The Fund may use exchange-traded futures on equity indexes or exchange-traded funds that are correlated with its Underlying Security or with the markets in which the Underlying Security trades to manage liquidity, equitize cash, facilitate daily rebalancing, or otherwise assist in implementing its investment strategy. Futures are not expected to be a primary means of obtaining leveraged exposure to the Underlying Security. Futures require initial and variation margin and are marked to market daily. Positions are subject to exchange and clearinghouse margin requirements and may also be subject to exchange or regulatory position limits. The Fund may increase or reduce futures exposure intraday or at the close in connection with its daily rebalance.

•          Options. The Fund may use options on futures, indexes, or exchange-traded funds for exposure or to manage risk. Option values can be highly sensitive to changes in the price and volatility of the Underlying Security and to time decay. The Fund expects to use options opportunistically for exposure or risk management and does not expect options to be a primary source of the Fund's leverage.

•          Money Market Instruments and Short-Term Investments. The Fund may hold cash, U.S. government securities, repurchase agreements, and interests in money market funds to meet margin and collateral needs, to manage liquidity, or pending investment. To the extent the Fund invests in a money market fund, shareholders bear their proportionate share of the money market fund's fees in addition to the Fund's expenses. Cash and cash equivalents may serve as collateral for the Fund's derivatives and to meet margin calls. Holding cash or cash equivalents may reduce the Fund's ability to maintain its target level of leveraged exposure and may contribute to tracking differences.

•          Securities Lending. See Securities Lending below for a fuller discussion. If the Fund engages in lending, it will do so pursuant to Board-approved guidelines; lending involves counterparty, collateral investment, and operational risks.

•          Daily Rebalancing and Compounding. To seek 2x of its Underlying Security's daily return, the Fund will generally rebalance its derivatives exposure each Business Day. Because of compounding, the Fund's return over periods longer than one day is likely to differ from 2x the return of its Underlying Security for the same period. The degree of divergence can be positive or negative and depends on factors including volatility, fees and expenses, and the timing and magnitude of Underlying Security moves.

•          Derivatives Risk Management and Rule 18f-4. The Fund expects to rely on Rule 18f-4 under the 1940 Act for its derivatives and certain financing transactions. Among other things, the Fund will operate a derivatives risk management program administered by a designated derivatives risk manager, and the Fund will be subject to a value-at-risk (VaR) limit. Generally, the Fund will satisfy the limit if the VaR of its portfolio (including derivatives) does not exceed 200% of the VaR of a designated reference portfolio (the Relative VaR test) or, if that test is not appropriate, 20% of the Fund's net assets (the Absolute VaR test).

•          Commodity Interests and CFTC Matters. To the extent the Fund invests in commodity interests (for example, futures, options on futures, or swaps), the Adviser intends to claim an exclusion from the definition of "commodity pool operator" with respect to the Fund, such that the Adviser would not be required to register with the CFTC as a commodity pool operator for the Fund.

Rights and Warrants - Rights give existing shareholders the privilege to subscribe to a new issue of common stock, usually for a short period (often two to four weeks) at a discount to the public offering price; rights are typically transferable. Warrants are long-dated options, often issued with debt or preferred stock, that allow the holder to purchase common shares at a specified price; warrants are usually transferable and may trade on exchanges.

Rights and warrants may involve greater risk than direct investment in the underlying securities. They typically do not convey voting rights, dividends, or ownership in the issuer's assets; their values may not track the underlying securities; and they can expire worthless if not exercised by their expiration dates. Using rights or warrants can increase potential gains and losses compared to investing the same amount directly in the Underlying Security.

When-Issued Securities - A when-issued security has defined terms and an active market but has not yet been issued. In such transactions the Fund relies on the counterparty to deliver. If delivery does not occur, the Fund may miss an opportunity to acquire the security at an attractive price or yield.

Purchasing when-issued securities exposes the Fund to ownership-like risks prior to settlement, including price and yield changes. By settlement, the market value may be higher or lower than the agreed purchase price, and prevailing yields may differ from those available when the trade was executed. Because payment is deferred until delivery, these risks are in addition to the risks of the Fund's other investments.

SEC Rule 18f-4 under the 1940 Act (the "Derivatives Rule") permits investments on a when-issued, forward-settling, or non-standard settlement basis notwithstanding Section 18's senior-security restrictions, provided the Fund intends to physically settle and settlement will occur within 35 days of the trade date (the "Delayed-Settlement Securities" provision). Transactions that do not meet that provision are treated as derivatives under Rule 18f-4.

Short Sales

The Fund may engage in short sales of securities it does not own (and, in some cases, short sales against-the-box, i.e., short sales of stocks it does own). In a short sale, the Fund borrows the security, sells it, and later seeks to purchase the same security to return to the lender. Short sales involve the risk that the borrowed security increases in price before the position is closed, which would result in a loss. The Fund can also be required to close a short position earlier than desired (for example, if the lender recalls the security or borrowing costs rise), which may cause a loss. Because the price of the borrowed security may increase indefinitely, such losses are theoretically uncapped.

Short sales require the Fund to pledge liquid assets and to post margin with the broker. While the short position is open, the Fund generally will pay borrowing fees and any amounts equal to dividends or interest that accrue on the borrowed security. These amounts reduce the return on the position and can create a negative cost of carry. Any payments in lieu of dividends on short positions generally are not qualified dividend income.

For purposes of Rule 18f-4 under the 1940 Act, short sales are treated as derivatives transactions and are subject to the Fund's derivatives risk management program and value-at-risk limits. Short sales also involve counterparty, liquidity, and operational risks, including the risk of buy-in if the broker cannot continue to borrow the security.

Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.

AI Platform and Technology Risk. The artificial intelligence industry is subject to rapid technological change, intense competition, evolving regulatory scrutiny, and significant uncertainty regarding business models, intellectual property protections, and societal acceptance. Companies in this industry face risks related to the high cost of computing infrastructure, dependence on third-party cloud providers, data privacy and security obligations, and the potential for real or perceived harmful outputs from AI models. Because the Fund provides leveraged exposure to a single issuer in this industry, adverse developments may result in amplified losses in the Fund's net asset value and market price.

AI Regulatory and Governance Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with evolving regulations governing artificial intelligence. Governments and regulatory bodies worldwide are developing and implementing frameworks for AI safety, transparency, liability, and data protection. Adverse regulatory developments, including requirements for model testing, disclosure obligations, or restrictions on AI capabilities, could impose significant costs or limit the issuer's ability to develop and deploy AI systems.

Anthropic Investing Risk. The Fund invests in, and/or has exposure to, securities of Anthropic PBC and is subject to risks associated with its business. Anthropic operates in the rapidly evolving artificial intelligence industry, where intense competition from well-capitalized technology companies, open-source alternatives, and emerging AI startups may adversely affect its market position, pricing power, and growth prospects. The company's business model depends on continued investment in frontier AI research and computing infrastructure, which requires substantial capital expenditures and may not generate returns in the near term. Anthropic faces regulatory uncertainty as governments worldwide develop frameworks for AI governance, safety requirements, and liability, which could impose significant compliance costs or restrict its business model.

Brokerage Commissions and Bid-Ask Spread Risk. Investors who buy or sell shares of the Fund pay brokerage commissions and other trading costs and bear the bid-ask spread between the price at which shares are purchased and sold. These costs may widen or increase when markets are volatile, when the shares trade in lower volumes, when market makers reduce activity, or when there is limited liquidity in the instruments used to support the Fund's exposure. Higher transaction costs may materially reduce investment results for shareholders, particularly for investors who trade frequently, invest small amounts, or trade at times of heightened volatility or reduced liquidity.

Capital and Financing Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with capital requirements, access to financing, leverage levels, refinancing risk, dilution, and sensitivity to interest rates. The issuer may depend on external financing to fund operations, growth initiatives, capital expenditures, or acquisitions, and financing may become more expensive or unavailable during periods of market stress or rising interest rates. Higher leverage or covenant constraints may reduce financial flexibility and increase vulnerability to earnings volatility. Equity issuances, convertible securities, or other capital raises may dilute existing shareholders. Any adverse financing developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Cash Transactions and Tax Efficiency Risk. If the Fund uses cash creations or redemptions, it may need to buy or sell portfolio securities and derivatives (or adjust financing and derivatives exposures), which can increase transaction costs and market-impact costs. Cash activity may cause the Fund to realize taxable gains (including short-term gains) when positions are sold or unwound, which may reduce tax efficiency relative to ETFs that rely more heavily on in-kind creation and redemption activity. In addition, cash transactions may require the Fund to transact at times that are less favorable (including during periods of volatility or reduced liquidity), and those effects may reduce returns to shareholders.

Commodity and Input Cost Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with volatility in raw-material, energy, or component costs. Input costs may fluctuate due to supply disruptions, geopolitical events, transportation constraints, labor shortages, changes in supplier pricing, or broader inflationary pressures. If the issuer cannot pass higher costs on to customers through pricing or contract adjustments, margins may compress and profitability may decline. Sudden cost increases may also require operational changes, alternative sourcing, or redesigns that create additional expense or delay. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Competitive Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with intense competition, pricing pressure, technological displacement, market-share loss, and new market entrants. Competitors may offer products or services that are more attractive, lower cost, or faster to market, which can reduce demand, compress margins, and increase customer acquisition and retention costs. Competitive pressures may force increased spending on research and development, marketing, or pricing concessions, potentially reducing profitability and cash flow. Any sustained deterioration in competitive position could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Compounding and Daily Rebalancing Risk. The Fund has a single day investment objective, and the Fund's performance for any other period is the result of its return for each day compounded over the period. The Fund resets its exposure each trading day to target approximately 2x the daily move of its Underlying Security. As a result, the performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Fund's Underlying Security for the same period, before accounting for fees and expenses. In general, when Underlying Security volatility is higher, the impact of compounding and daily rebalancing will be more pronounced and the Fund's multi-day results will tend to be less than 2x the Underlying Security's return for the same period; when volatility is lower, multi-day results may be closer to or greater than 2x. If an Underlying Security is flat over time, the Fund will likely lose value due to the effects of daily resetting, compounding, financing costs, and expenses. An investor could lose the full principal value of an investment in the Fund within a single day. Deviations can occur over periods as short as one day when measured intraday rather than NAV to NAV.

The chart below provides examples of how Underlying Security volatility could affect the Fund's performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) the Underlying Security's dividends. The chart below illustrates the impact of two principal factors, Underlying Security volatility and performance, on Fund performance. The chart shows estimated Fund returns for a number of combinations of Underlying Security volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Underlying Security volatility, compounding will cause results for periods longer than a trading day to vary from the performance of the Underlying Security. The Fund is intended only for investors who intend to actively monitor and manage their investments, potentially as frequently as daily. The 0% borrowing-rate assumption above understates the real-world cost of leverage; embedded swap financing on the Fund's approximately 200% notional exposure is currently positive and material, and reflecting actual financing costs would make every cell shown above worse than depicted (see "Financing, Margin, and Interest Rate Risk").

As shown in the chart below, the Fund would be expected to lose 6.0% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security return is flat. For instance, if the Underlying Security annualized volatility is 100%, the Fund would be expected to lose 63.3% of its value, even if the cumulative Underlying Security return for the year was 0%. Areas shaded red represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The Fund's actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in "Compounding and Daily Rebalancing Risk" above.

One Year Performance of the Underlying Security	200% of One Year Performance	Volatility of the Underlying Security (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95%	-190%	-99.8%	-99.8%	-99.8%	-99.9%	-99.9%	-100.0%	-100.0%
-90%	-180%	-99.0%	-99.1%	-99.2%	-99.5%	-99.6%	-99.8%	-99.9%
-80%	-160%	-96.1%	-96.3%	-96.9%	-97.8%	-98.6%	-99.2%	-99.6%
-70%	-140%	-91.1%	-91.6%	-93.0%	-94.9%	-96.8%	-98.2%	-99.1%
-60%	-120%	-84.2%	-85.0%	-87.6%	-91.0%	-94.2%	-96.8%	-98.4%
-50%	-100%	-75.3%	-76.6%	-80.6%	-85.9%	-90.9%	-94.9%	-97.5%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.6%	-86.9%	-92.6%	-96.4%
-30%	-60%	-51.4%	-54.0%	-61.9%	-72.1%	-82.1%	-90.0%	-95.1%
-20%	-40%	-36.7%	-39.8%	-50.1%	-63.7%	-76.7%	-86.8%	-93.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.5%	-83.4%	-91.8%
0%	0%	-1.0%	-6.0%	-22.1%	-43.3%	-63.3%	-79.2%	-89.6%
10%	20%	19.8%	13.7%	-5.5%	-31.1%	-55.4%	-74.9%	-87.7%
20%	40%	42.6%	35.3%	12.1%	-18.1%	-47.3%	-70.5%	-85.3%
30%	60%	67.2%	58.8%	31.4%	-3.9%	-38.4%	-65.2%	-82.4%
40%	80%	93.9%	84.0%	52.7%	12.5%	-28.4%	-59.6%	-80.0%
50%	100%	122.6%	111.2%	75.5%	28.4%	-17.6%	-53.1%	-76.5%
60%	120%	153.4%	140.4%	99.7%	46.5%	-6.8%	-46.3%	-73.0%
70%	140%	185.9%	171.4%	125.3%	65.4%	6.5%	-38.9%	-69.3%
80%	160%	220.4%	204.2%	152.5%	85.2%	20.1%	-32.4%	-66.5%
90%	180%	256.7%	239.1%	181.3%	105.4%	32.8%	-25.0%	-61.9%
95%	190%	276.5%	257.2%	196.1%	116.7%	39.9%	-20.3%	-59.1%

Concentration Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with reliance on a limited number of customers, suppliers, products, or markets. Concentration may increase sensitivity to the loss of a significant customer, changes in customer purchasing patterns, contract renewals, pricing negotiations, or the financial condition of key counterparties. Supplier or manufacturing concentration may increase exposure to shortages, delays, quality issues, or adverse terms from a limited set of providers. Product or market concentration may increase vulnerability to demand shifts, competitive pressures, regulatory changes, or technological disruption affecting a particular segment. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Correlation Risk. The Fund seeks approximately 2x the daily performance of its Underlying Security, before fees and expenses, but may not achieve its 2x Daily Objective. Fees and expenses; transaction and financing costs; the use, pricing, and liquidity of derivatives; market volatility or disruptions (including trading halts); corporate actions or changes affecting an Underlying Security; and limits on, or timing differences in, rebalancing may cause the Fund's performance to deviate from 2x the Underlying Security's daily return.

Counterparty Risk. The Fund expects to obtain exposure to its Underlying Security primarily through derivatives, including swaps and futures. The Fund is exposed to the risk that a derivatives counterparty or a clearinghouse or futures commission merchant will be unwilling or unable to honor its obligations. The Fund could lose margin or collateral it has posted, experience delays in recovery, or recover less than the full amount owed. Concentration of clearing services among a small number of firms and clearinghouses may increase this risk. Contractual provisions or resolution regimes could delay, limit, or eliminate the Fund's ability to exercise remedies.

Cyclicality Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with industry or economic cycles, including periods of expansion and contraction in demand, pricing, or capital spending. In cyclical downturns, customers may reduce purchases, delay upgrades, lower capital expenditures, or renegotiate contract terms, which may reduce revenue and profitability. Cycles may also lead to inventory corrections, capacity adjustments, pricing volatility, and changes in competitive dynamics. Because cyclical conditions can change rapidly, the Underlying Security's valuation may be volatile. Any cyclical downturn could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Demand Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with fluctuations in customer demand, purchasing behavior, enterprise spending, consumer preferences, and end-market conditions. Demand may be affected by macroeconomic conditions, interest rates, budget constraints, competitive offerings, product cycles, and shifts in customer priorities. Reduced demand can lead to lower revenue, weaker operating leverage, excess inventory or underutilized capacity, and changes in pricing power. Any material deterioration in demand could adversely affect the value of the Underlying Security and, as a result, the Fund.

Derivatives Risk. The Fund may use derivatives such as total return swaps, futures contracts, options, and similar instruments to pursue its 2x daily objective. Derivatives can be volatile and may involve risks different from, and sometimes greater than, investing directly in the Underlying Security. Such risks include leverage, imperfect correlation with the Underlying Security, pricing and liquidity constraints, valuation complexity, and the potential that the cost to maintain a position exceeds its return. Limited initial margin may magnify losses relative to the amount of margin posted and may require the Fund to post additional margin or collateral.

Early Close/Trading Halt Risk. An exchange or market may close early or halt trading in the Underlying Security or in the Fund's shares due to market conditions, exchange rules, regulatory actions, or extraordinary volatility. In such circumstances, the Fund may be unable to execute portfolio transactions, rebalance its portfolio at or near the close, or accurately price its investments. Because the Fund seeks daily leveraged exposure measured to the close of regular trading, an early close or halt may impair the Fund's ability to maintain target exposure and may disrupt the creation/redemption process. As a result, the Fund may be unable to achieve its investment objective and its shares may trade at a premium or discount to net asset value.

Equity Market Risk. Through its exposure to the Underlying Security, the Fund is exposed to equity market risk. Equity securities may decline in value due to broad market conditions, economic conditions, changes in investor sentiment, or issuer-specific factors. Equity markets can be volatile and may be affected by changes in interest rates, inflation, economic growth, corporate earnings, political developments, geopolitical events, and other factors, and volatility may be heightened during periods of market stress. Because the Fund provides leveraged exposure, declines in equity markets or in the Underlying Security may result in proportionally larger declines in the Fund's NAV and market price, and the Fund may experience significant short-term fluctuations.

ETF Risks. The Fund is an exchange-traded fund ("ETF") and is subject to risks associated with ETF structure and secondary-market trading. These include potential reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations described below.

•          Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or "AP"). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

•          Costs of Buying or Selling Shares. Investors who trade Shares in the secondary market will pay brokerage commissions or other charges set by their broker. Commissions are often fixed amounts and can be a significant proportional cost for investors transacting in small sizes. Secondary-market investors also bear the bid-ask spread. The spread varies over time with trading volume and market liquidity; generally narrower when trading volume and liquidity are higher and wider when they are lower. A relatively small investor base, sizable asset flows into or out of the Fund, and/or periods of elevated market volatility may widen spreads. Because commissions and spreads add to trading costs, frequent trading of Shares can materially reduce returns and may be inadvisable for investors who expect to make regular, small purchases or sales.

•          Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares trade on an exchange at market prices that may differ from the Fund's NAV. At times, Shares may trade at an intraday premium (above NAV) or discount (below NAV) due to supply and demand for Shares or during volatile markets. This risk can be heightened in periods of market stress, sharp market declines, or when secondary-market trading activity in Shares is limited, in which case premiums or discounts may be significant.

•          Trading . Although Shares are listed for trading on [ ] (the "Exchange") and may trade on other U.S. exchanges, there is no assurance that Shares will trade with active volume, or trade at all, on any exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund's portfolio holdings may deteriorate.

Execution and Scaling Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with execution of business strategy, scaling production, launching new products, integrating acquisitions, or expanding into new markets. Strategic initiatives may require substantial capital, operational changes, and coordination across personnel, suppliers, or partners, and may not be completed on time or within budget. Scaling challenges may result in quality issues, service disruptions, production delays, cost overruns, or failure to meet customer expectations. Integration of acquisitions or expansion into new markets may introduce additional operational, regulatory, cultural, or financial risks. Any such execution failures could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Financing, Margin, and Interest Rate Risk. The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require the Fund to hold significant amounts of cash and short-term instruments. Increases in margin requirements or collateral demands from counterparties or clearinghouses may require the Fund to sell assets at unfavorable times or reduce leveraged exposure, which could adversely affect performance. Rising interest rates may increase the Fund's financing costs, reduce the return on cash and short-term instruments, and adversely affect equity market valuations.

Geopolitical and Trade Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with geopolitical developments, international trade policy, export controls, tariffs, sanctions, and cross-border regulatory regimes. Geopolitical tensions, armed conflict, political instability, or diplomatic disputes may disrupt operations, reduce demand, or create sudden changes in legal and regulatory requirements. Export controls, tariffs, and sanctions may restrict sales, limit access to critical inputs or technology, alter customer behavior, or increase compliance and operational costs. Cross-border rules may also affect the issuer's ability to source components, manufacture products, or serve customers in certain jurisdictions. Any such events could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Indirect Investment Risk. The issuer of each Underlying Security is not affiliated with the Trust, the Adviser, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. Investors in Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to shares of an Underlying Security. The Fund has no control over the Underlying Security and rely solely on publicly available information about the Underlying Security.

Intra-Day Investment Risk. The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund's stated investment objective.

IPO Delay or Cancellation Risk. The issuer of the Underlying Security has not yet completed an initial public offering. There can be no assurance that the issuer will complete its IPO on any particular timeline, or at all. The IPO may be delayed, postponed, or withdrawn due to market conditions, regulatory considerations, the issuer's financial condition, or other factors beyond the Fund's control. If the issuer does not complete its IPO, the Fund may be unable to obtain exposure to the Underlying Security, may not commence operations, and may ultimately be liquidated. Even if the IPO is completed, the initial trading price may differ materially from the anticipated offering price, and the Underlying Security may experience significant price volatility in the period immediately following its listing.

IPO Risk.  The market value of shares issued in an initial public offering ("IPO"), including those of the Underlying Security, will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the company's business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Investments in shares of a company that recently commenced an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time and may also involve high transaction costs and are subject to market risk and liquidity risk.

Leverage Risk. By design, the Fund uses leverage to target 2x the daily performance of its Underlying Security. Leverage magnifies both gains and losses. As a result, small changes in an Underlying Security may produce larger changes in the Fund's NAV, and losses may be substantial. Leverage also increases the sensitivity of the Fund to financing costs, market volatility, and liquidity conditions. In adverse market conditions, the Fund may be required to reduce exposure rapidly or may be unable to maintain its targeted leverage.

Limited Shareholder Rights Risk. The Declaration of Trust that governs the Fund and the Trust contains provisions that could limit the ability of shareholders to bring claims against the Trust, its officers, or the Board of Trustees (the “Board”). The Trust is not required to hold annual meetings of shareholders. The Board may, without shareholder approval, liquidate the Fund, change its investment objective, merge or consolidate the Trust or any series with another entity, or take certain other actions that might otherwise require shareholder approval under state law. The Declaration of Trust contains a waiver of jury trial provision in Article X, Section 7, which provides that shareholders waive the right to a jury trial for claims arising out of or relating to the Declaration of Trust, the Trust, or the Fund, to the fullest extent permitted by law. The Declaration of Trust designates the courts of the State of Delaware (or, if no state court has jurisdiction, the federal district court for the District of Delaware) as the exclusive forum for certain types of actions and proceedings, provided that this exclusive forum provision does not apply to claims arising under the federal securities laws. Article VI, Section 4 of the Declaration of Trust establishes conditions and procedures that must be met for shareholders to bring derivative actions on behalf of the Trust or direct actions against the Trust, its Trustees, or its officers. Paragraphs (b), (d), (e), and (f) of Article VI, Section 4 impose requirements regarding demand, pre-suit investigation, contemporaneous ownership, and security for expenses; provided, however, that paragraphs (b), (d), (e), and (f) do not apply to claims arising under the federal securities laws. Paragraph (c) requires that shareholders seeking to bring a derivative action must first make a demand on the Trustees. These provisions may discourage lawsuits and limit remedies available to shareholders.

Litigation and Legal Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with litigation, investigations, contractual disputes, intellectual-property claims, or other legal proceedings. Legal proceedings may be costly and time-consuming, even when the issuer ultimately prevails, and may divert management attention and resources. Adverse outcomes may result in damages, settlements, fines, injunctions, changes to business practices, loss of key rights or licenses, or reputational harm that negatively affects customer and partner relationships. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Management Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with reliance on key executives, founders, or specialized personnel. The issuer's performance may depend on the leadership, vision, and execution capabilities of a limited number of individuals and teams. Loss of key personnel, difficulty attracting or retaining talent, or inadequate succession planning may impair strategic execution, product development, operations, or customer relationships. Any failure of management to execute strategy effectively could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

New Adviser Risk. The Adviser is a newly registered investment adviser and has limited operating history. There can be no assurance that the Adviser will be successful in implementing the Fund's investment strategy or managing the Fund, including with respect to the use of derivatives, financing arrangements, portfolio rebalancing, and operational processes. A new adviser may have limited experience establishing and coordinating service-provider relationships, managing portfolio operations under varying market conditions, and maintaining risk-management, compliance, and internal controls appropriate for the Fund's strategies. Any failure by the Adviser to implement the Fund's strategies effectively or to manage operational and regulatory requirements could adversely affect the Fund's performance.

New Fund Risk. The Fund is newly organized and has limited operating history. As a new fund, the Fund may not attract sufficient assets to achieve and maintain an economically viable size, and it may be more likely to liquidate or reorganize than funds with longer operating histories and larger asset bases. Limited assets may also contribute to wider bid-ask spreads, lower secondary-market trading volumes, and reduced efficiency in portfolio management and operating expense coverage. Any liquidation or reorganization may occur at a time that is disadvantageous to shareholders, may result in the realization of taxable gains, and may cause shareholders to incur transaction costs.

Newly Public Company and Stock Volatility Risk.  As a newly public company, the issuer of the Fund's Underlying Security has limited experience operating under public-company reporting and internal-control requirements. The Underlying Security's stock may exhibit higher volatility and lower liquidity than that of more established public companies. Earnings variability, limited public operating history, and evolving investor understanding of the business may contribute to significant price swings. These fluctuations will directly affect the value of the Fund's exposures linked to the Underlying Security.

Non-Diversified Fund Risk. The Fund is non-diversified, which means it may invest a larger percentage of its assets in the securities of a smaller number of issuers or obtain exposure through a smaller number of counterparties than a diversified fund. As a result, the Fund may be more susceptible to a single economic, market, political, or regulatory occurrence, or to a decline in the financial condition of an issuer or counterparty, and such an event may have a disproportionately negative impact on the Fund.

Regulatory Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with regulatory oversight, licensing requirements, governmental approvals, investigations, enforcement actions, and changes in laws, rules, or policies. Regulatory changes may impose new compliance obligations, require costly operational adjustments, restrict products or services, limit market access, or delay strategic initiatives. Investigations or enforcement actions may result in fines, settlements, injunctions, reputational harm, or ongoing monitoring that increases expenses and management distraction. Any such developments could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Single-Stock Risk. The Fund's exposure is concentrated in the securities of a single issuer. As a result, the Fund is particularly sensitive to factors that affect the Underlying Security, including issuer-specific risks, earnings announcements or guidance, product developments, competitive dynamics, management decisions, regulatory actions, supply-chain disruptions, geopolitical events, and market sentiment. Adverse developments affecting the issuer may cause the Underlying Security to be more volatile than the market generally and may lead to substantial declines in value. Because the Fund does not seek exposure to a diversified group of issuers, the Fund may be more volatile and may experience larger drawdowns than funds that track a diversified index or basket of securities.

Supply Chain and Manufacturing Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with supply chain disruptions, supplier concentration, manufacturing constraints, component shortages, production delays, logistics interruptions, and reliance on third-party manufacturers or foundries. Supply chain or manufacturing disruptions may arise from natural disasters, labor disputes, capacity constraints, quality issues, cyber incidents, transportation bottlenecks, or geopolitical events. Reliance on a limited number of suppliers or manufacturing partners may reduce flexibility and increase exposure to adverse terms, delays, or shortages. Production or logistics interruptions may prevent the issuer from meeting demand, cause shipment delays, increase costs, or lead to lost customers and reputational harm. Any such disruptions could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Technology and Innovation Risk. Through its exposure to the Underlying Security, the Fund is subject to risks associated with rapid technological change, product obsolescence, platform disruption, software failures, research and development uncertainty, and innovation cycles. The issuer may be required to make significant and ongoing investments in research and development to remain competitive, and such investments may not result in commercially successful products or services. Products may become obsolete due to competing technologies, changing customer requirements, or shifts in industry standards, and product defects or reliability issues may lead to delays, recalls, warranty costs, or reputational harm. Failure to successfully develop, integrate, or commercialize new technologies could materially and adversely affect the value of the Underlying Security and, as a result, the Fund.

Underlying Security Liquidity Risk. The liquidity of the Underlying Security may be limited, particularly during periods of market stress, reduced trading activity, or heightened volatility. If trading volume declines or market participants withdraw, it may be more difficult for the Fund to obtain, increase, reduce, or rebalance exposure at desired prices, or to do so efficiently. Limited liquidity may increase the volatility of the Underlying Security and may cause the Fund's net asset value and market price to fluctuate more significantly, including through wider bid-ask spreads and premiums or discounts to NAV. Because the Fund seeks leveraged daily investment results, reduced liquidity in the Underlying Security or related markets may increase tracking error, amplify losses, and increase volatility.

Valuation and Fair Value Pricing Risk. The Fund's investments may be valued using market quotations, pricing services, or, when market prices are not readily available or are deemed unreliable, fair valuation methodologies approved by the Trust. Market prices may not be readily available or may be deemed unreliable during periods of market stress, trading halts, disrupted market functioning, or other events affecting the Underlying Security or the instruments used to provide the Fund's exposure; in such circumstances, the Fund may use fair value methodologies, and the value of the Fund's derivatives may move materially while market quotations are not readily available. Fair valuation determinations involve judgment and may require the Trust to estimate the value of instruments for which market quotations are not readily available, and those estimates may be incorrect. The Fund's fair values may differ from values that would be realized upon sale, particularly during periods of market stress, trading halts, disrupted market functioning, or local-market disruptions. These valuation effects may contribute to wider premiums or discounts to NAV, increased tracking error, and increased volatility of the Fund's market price.

Illiquid Investments and Restricted Securities

Under Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after purchase, more than 15% of its net assets would be invested in illiquid investments that are assets. An "illiquid investment" is one the Fund reasonably expects it cannot sell or dispose of, under current market conditions, within seven calendar days without materially affecting the investment's market value. The Fund maintains a liquidity risk management program and procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed on an ongoing basis. If the Fund's holdings of illiquid investments exceed 15% of net assets because of market activity, liquidity changes, or other factors, the Fund will report the occurrence to the Board and will make determinations and take steps, consistent with Rule 22e-4 and Board-approved procedures, to reduce illiquid investments to or below 15% of net assets within a reasonable period.

The Fund may purchase restricted securities that may be resold to institutional investors and that, under the Fund's liquidity program, may be determined not to be illiquid. Many such securities trade in the institutional market under Rule 144A of the Securities Act and are referred to as Rule 144A securities.

Illiquid investments generally involve more risk than comparable, readily marketable securities. They may trade at a discount, may be harder to sell at a fair price or in a timely manner, and may prevent the Fund from taking advantage of market opportunities. Risks are most acute when the Fund needs cash (for example, during periods of net redemptions), potentially necessitating borrowing or sales at unfavorable prices.

Illiquid investments are often privately placed and may not be listed or traded on established markets. They may not be freely transferable under applicable law or due to contractual resale restrictions. If privately placed securities can only be sold through private negotiations, the realized price may be below the Fund's purchase price or below fair value. Issuers that are not public may be subject to less stringent disclosure and investor-protection requirements. If registration is required before resale, the Fund may bear those costs. Private placements may involve smaller, less seasoned issuers with limited product lines, markets, financial resources, or management depth, and the Fund may receive material non-public information that can restrict trading.

Investment Company Securities

The Fund may invest in other investment companies, including money market funds and ETFs, subject to Section 12(d)(1) of the 1940 Act and related rules. Investing through another pooled vehicle exposes the Fund to that vehicle's risks. Fund shareholders will indirectly bear their proportionate share of the acquired fund's fees and expenses (including advisory fees), in addition to fees and expenses the Fund bear directly.

Under Section 12(d)(1), immediately after purchase the Fund may not: (1) own more than 3% of the acquired company's outstanding voting stock; (2) invest in the acquired company's securities with an aggregate value exceeding 5% of the Fund's total assets; or (3) invest in the securities of the acquired company and all other investment companies in excess of 10% of the Fund's total assets. To the extent permitted by law or regulation, the Fund may invest in money market funds beyond these limits.

Registered funds may invest in other investment companies beyond Section 12(d)(1) limits if certain conditions are met. The Fund may rely on Rule 12d1-4, which provides an exemption allowing investments in other registered funds, including ETFs, subject to conditions (for example, the Fund and its advisory group may not control, individually or in the aggregate, an acquired fund, generally meaning ownership of no more than 25% of the voting securities of a registered open-end fund).

The Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-3, which provide an exemption permitting investment in other registered funds (including ETFs) if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund; and (2) sales loads on Shares do not exceed FINRA Rule 2830 limits.

The Fund may invest in exchange-traded funds to obtain exposure to its Underlying Security or to securities or instruments correlated with the Underlying Security, including for cash equitization, to facilitate daily rebalancing, or during portfolio transitions. Such use may increase tracking error and costs relative to holding derivatives or the Underlying Security directly.

Money Market Funds

The Fund may invest in underlying money market funds that seek to maintain a stable $1 NAV ("stable NAV" funds) or whose share prices fluctuate ("variable NAV" funds). Investments in stable NAV funds can still lose value. Variable NAV funds can be worth more or less than the Fund paid when sold. Neither type is designed to provide capital appreciation. Money market funds may impose liquidity fees or temporarily suspend redemptions if liquidity falls below required thresholds. Shares of money market funds are not insured or guaranteed by the U.S. government or any government agency, and there is no assurance that a money market fund will maintain a stable price.

Other Short-Term Instruments

For liquidity or other purposes, the Fund may hold short-term instruments on an ongoing basis, including but not limited to: (1) shares of money market funds; (2) obligations of the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits, and other obligations of U.S. and non-U.S. banks (including foreign branches) and any similar institutions; (4) commercial paper rated Prime-1 by Moody's Investors Service or A-1 by S&P Global Ratings, or of comparable quality if unrated as determined by the Adviser; (5) non-convertible corporate debt with remaining maturities of 397 days or less that meets Rule 2a-7 rating criteria; and (6) short-term, U.S. dollar-denominated obligations of non-U.S. banks (including their U.S. branches) that, in the Adviser's opinion, are of comparable quality to eligible U.S. bank obligations. Such instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable bank deposits for a stated period and rate. Bankers' acceptances are time drafts drawn on banks, typically in international trade.

Forward-settling short-term instruments that do not settle within 35 days, or that otherwise use a non-standard settlement cycle, may be treated as derivatives under Rule 18f-4.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to qualified borrowers. Borrowers must provide collateral at least equal to the current value of the loaned securities and maintain such collateral while the loan is outstanding. The Fund may recall a securities loan at any time and recall the securities. The Fund will receive the value of any interest or cash/non-cash distributions on loaned securities; substitute payments in lieu of dividends generally do not qualify as qualified dividend income.

For cash-collateralized loans, the borrower typically receives a fee based on the cash collateral; the Fund seeks to earn more on reinvested cash collateral than they pay to the borrower. For non-cash collateral, the borrower pays the Fund a fee based on the value of securities on loan. Cash collateral may be reinvested in short-term instruments, either directly or through joint accounts or money market funds, which may be managed by the Adviser.

The Fund may share a portion of lending income with borrowers as described above and with one or more lending agents approved by the Board. Lending agents administer the program under Board-approved guidelines, including delivering and recalling securities, obtaining and maintaining collateral, monitoring collateral and loan values daily, requesting collateral adjustments, and providing recordkeeping and accounting.

While securities are on loan, the Fund generally does not have the right to vote those securities. The Fund may recall securities on loan in order to vote if the Adviser determines that a particular vote is expected to have a material effect on the Fund and that recalling the securities is in the best interests of shareholders.

Securities lending involves risks, including operational risk (settlement or accounting issues), "gap" risk (a mismatch between returns on collateral reinvestment and fees owed to the borrower), and credit, legal, counterparty, and market risks. If a borrower fails to return securities, the Fund could incur a loss if collateral liquidation proceeds do not at least equal the value of the loaned securities plus costs to purchase replacements.

Tax Risks

You should consider the tax treatment of an investment in Shares. The tax information in the Prospectus and this SAI is general in nature. Consult your tax adviser about the federal, state, local, and non-U.S. tax consequences of investing in Shares.

Unless Shares are held through a tax-deferred or other tax-advantaged account (such as an individual retirement account), you should consider potential tax consequences when the Fund make distributions or when you sell Shares.

Use of derivatives and short-term instruments may affect the timing, amount, and character of the Fund's income and gains. Certain derivatives may be subject to special tax rules (including, without limitation, the mark-to-market rules for section 1256 contracts, the straddle rules, and wash sale rules). These rules can cause income to be recognized without a corresponding receipt of cash, can accelerate or defer recognition of income or loss, and can convert long-term capital gains into short-term capital gains. The Fund intends to monitor its investments and to structure its activities to qualify each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code.

Temporary Defensive Strategies

Under normal market conditions, the Fund seeks to remain fully invested in accordance with its principal investment strategies. In adverse market, economic, political, or other conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, such as U.S. government obligations, investment-grade debt, and other money market instruments. Taking a defensive position may prevent the Fund from achieving its investment objective. During any such defensive period, the Fund will not seek to achieve a daily 2x return and may hold a substantial portion of its assets in cash or cash equivalents.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed for the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a "majority of the outstanding voting securities" means the lesser of: (1) 67% or more of the voting securities present (if holders of more than 50% of the outstanding voting securities are present or represented by proxy); or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

•          Borrow money or issue senior securities, as that term is defined in the 1940 Act, except to the extent permitted by the 1940 Act.

•          Make loans, except to the extent permitted under the 1940 Act.

•          Purchase or sell real estate, except when obtained through ownership of securities or other instruments and only to the extent allowed by the 1940 Act. This does not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts ("REITs"), or securities of companies engaged in the real estate business.

•          Purchase or sell commodities, except when exposure arises incidentally through other instruments and only as permitted by the 1940 Act. This does not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

•          Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

•          Concentrate its investments (that is, invest more than 25% of total assets) in any one industry or group of related industries, except that the Fund shall concentrate its investments in the industry assigned to the issuer of its Underlying Security. For this test, U.S. government securities (and agencies/instrumentalities), repurchase agreements backed by U.S. government securities, investment companies, and municipal securities are not treated as belonging to any industry.

In determining compliance with its concentration policy, the Fund will treat exposure obtained through derivatives referencing its Underlying Security as exposure to the industry or industries of the issuer of that Underlying Security. The Fund does not intend to rely on "look-through" treatment to investment companies except to the limited extent it may invest in such instruments for collateral, liquidity, or cash management purposes.

For purposes of applying the concentration policy, the Fund may classify issuers by industry using any reasonable industry classification system, including SIC, NAICS, GICS, ICB, or a classification system developed by the Adviser. For derivatives referencing an Underlying Security, the Fund will generally assign industry exposure based on the classification of the issuer of the Underlying Security.

For the Fund, exposure obtained through derivatives referencing its Underlying Security will generally be treated as exposure to the industry or industries of the issuer of that Underlying Security, typically in proportion to the notional exposure of such derivatives.

If a percentage limitation is satisfied at the time of investment or contract, a subsequent increase or decrease resulting from any change in value or in total or net assets will not, by itself, result in a violation of such restriction, except that the percentage limits on borrowing and on illiquid investments are monitored on a continuous basis.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

The Exchange may halt trading in the Shares for reasons that, in the judgment of the Exchange, make trading inadvisable, including without limitation extraordinary market volatility; trading halts in securities, instruments, or financial indexes underlying the Fund's portfolio; or the unavailability of key information such as an intraday indicative value.

There can be no assurance that the Fund will continue to meet the Exchange's requirements necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) the Fund no longer comply with the Exchange's requirements for Shares; or (3) such other event or condition exists that, in the opinion of the Exchange, makes continued listing imprudent. The Exchange will also delist the Shares upon the Fund's termination.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any such changes would be implemented via stock splits or reverse stock splits.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. As with other mutual funds and ETFs, the day-to-day management and operations of the Trust are carried out by service providers to the Trust, including the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which is discussed elsewhere in this SAI. The Board has appointed certain senior personnel of the Administrator as officers of the Trust, with responsibility to monitor the Trust's operations and report to the Board. In carrying out its oversight, the Board receives regular reports from these officers and from the Trust's service providers. For example, the Treasurer reports on financial reporting matters and the President reports on operational matters. In addition, the Adviser provides regular reports regarding the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust's compliance program and reports regularly to the Board on compliance matters. These reports are provided as part of formal Board meetings, typically held quarterly and often in person, during which the Board reviews recent operations. Between formal meetings, members of the Board may also meet with management in less formal settings to discuss Trust matters. The role of the Board, and of each Trustee, is one of oversight rather than day-to-day management; this oversight role does not make the Board a guarantor of the Trust's investments, operations, or activities.

As part of its oversight function, the Board receives and reviews a variety of different risk management reports and discusses risk matters with appropriate management and other personnel. Because risk management encompasses many elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational and business continuity risks), oversight of different categories of risk is handled in different ways. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks, and the Audit Committee meets with the Trust's independent registered public accounting firm regarding, among other things, the internal control structure of the Trust's financial reporting function.

The full Board also receives reports from the Adviser regarding the Fund's investment risks. From time to time, the Board receives additional reports from the Administrator and the Adviser regarding enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified or quantified; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that certain risks (such as investment risk) may be necessary to achieve the Fund's goals; and that the processes and controls used to address risks have inherent limitations. Moreover, the risk reports provided to the Board are typically summaries. Most of the Fund's investment management and business affairs are conducted by or through the Adviser and other service providers, each operating under its own risk management policies and practices, which may differ from those of the Trust or from one another in priorities, resources, and control effectiveness. For these and other reasons, the Board's ability to monitor and manage risk, as a practical matter, has limitations.

Members of the Board.

The Board is composed of five members, three of whom are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). Nicolas S. Laqua serves as Chair of the Board and is an interested person of the Trust. The Board includes a majority (60%) of Independent Trustees.

The Board believes its current leadership structure is appropriate for the Trust. A Lead Independent Trustee acts as the primary liaison between the Independent Trustees and management; Conor M. Murray currently serves as Lead Independent Trustee. The Board further believes this structure supports effective oversight and facilitates the efficient flow of information from Fund management to the Independent Trustees.

Additional information about each Trustee appears below. Unless otherwise noted, the address of each Trustee is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Principal Occupation(s) During Past 5 Years
Independent Trustees(3)

Conor M. Murray (Born: 1983)	Lead Independent Trustee	Indefinite term; since 2025	[ ]	Co-founder and Chief Executive Officer, OpenInvest (a J.P. Morgan company) (2015 to present).

Bryant C. Lee (Born: 1984)	Trustee	Indefinite term; since 2025	[ ]

Chief Executive Officer and Co-founder, Vaero (Nov. 2022 to present); Co-founder and Strategic Advisor, Cognition IP (Sep. 2020 to Oct. 2022); Chief Executive Officer, Cognition IP (Jan. 2018 to Aug. 2020).

Jennifer X. Benson (Born: 1998)	Trustee	Indefinite term; since 2025	[ ]	Partner, Leonis Capital (2022 to present); Researcher, OpenAI (2021 to 2022); Researcher, Epoch AI (2021); Research Fellow, Future of Humanity Institute, University of Oxford (2020).

Interested Trustees(4)

Nicolas S. Laqua (Born: 2000)	Chair; Interested Trustee	Indefinite term; since 2025	[ ]

Chief Executive Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Executive Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

Emily Z. Yuan (Born: 2001)	Interested Trustee	Indefinite term; since 2025	[ ]

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

(1)

Each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal, or retirement in accordance with Board policy. The Trustees have adopted a policy requiring Trustees to retire at age 75.

(2)	"Fund Complex" refers to the series of Corgi ETF Trust I and any other registered investment companies advised by Corgi Strategies, LLC or its affiliates (together, the "Fund Complex").
(3)	"Independent Trustees" are Trustees who are not "interested persons" of the Trust under the 1940 Act.
(4)	Nicolas S. Laqua and Emily Z. Yuan are "interested persons" of the Trust due to their positions with the Trust and/or their affiliations with Corgi Strategies, LLC (the "Adviser").

Individual Trustee Qualifications.

The Board has determined that each Trustee brings skills, experience, and attributes that, in the aggregate, are appropriate for service on the Board given the Trust's business and structure. Among other things, the Trustees collectively bring experience in technology and data systems, corporate finance and capital markets, and venture formation and growth investing, as well as risk oversight and investment management oversight. The Board conducts an annual self-assessment of its effectiveness and that of its committees.

In addition, the Board has concluded that each Trustee should serve based on the following, among other factors:

Conor M. Murray. The Board has concluded that Mr. Murray should serve as a Trustee because of his leadership founding and operating an investment-technology firm and his prior work building systematic investing, risk-control, and portfolio-analytics platforms. In roles including Co-founder and Chief Executive Officer of OpenInvest (a J.P. Morgan company), Technology Associate at Bridgewater Associates, and Analyst in Morgan Stanley's Financial Sponsors M&A Group, he developed expertise in capital markets, portfolio construction and trading systems, data and enterprise technology, and operational oversight. The Board believes Mr. Murray's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip him to oversee investment and operational risk, valuation and fair-value processes, financial reporting and disclosure controls, information security and business continuity, and service-provider oversight with respect to the Trust.

Bryant C. Lee. The Board has concluded that Mr. Lee should serve as a Trustee because of his operational, legal, and governance experience leading technology-enabled businesses and advising growth companies. As Chief Executive Officer and Co-founder of Vaero and previously as Co-founder/Chief Executive Officer and later Strategic Advisor at Cognition IP, with earlier service as a patent litigation attorney at Covington & Burling LLP, Mr. Lee brings experience in capital raising and budgeting, contract negotiation, intellectual-property strategy, regulatory and compliance oversight, and service-provider management. The Board believes Mr. Lee's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip him to oversee risk management, financial and operational controls, disclosure and governance practices, and third-party service-provider oversight with respect to the Trust.

Jennifer X. Benson. The Board has concluded that Ms. Benson should serve as a Trustee because of her investment and research experience in artificial intelligence and economics, including capital allocation and due diligence for early-stage technology companies. Ms. Benson serves as a Partner at Leonis Capital and previously conducted research at OpenAI and Epoch AI and served as a Research Fellow at the Future of Humanity Institute (Oxford); she has doctoral-level training at Columbia University focused on AI/ML and economics. The Board believes Ms. Benson's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip her to oversee valuation, risk assessment, technology and data considerations, and strategic planning with respect to the Trust.

Nicolas S. Laqua. The Board has concluded that Mr. Laqua should serve as a Trustee because of his executive leadership and oversight in acquisitions, capital markets, insurance distribution, and software businesses. This includes service as Chief Executive Officer and Director at Corgi Insurance Services, Inc. and Basket Entertainment, Inc., and as a Director at Bangers Snacks, Inc., together with practical familiarity with regulated insurance operations as a director and chief executive of an insurance agency. The Board believes Mr. Laqua's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip him to oversee financial reporting and disclosure controls, valuation, capital allocation and financing considerations, risk management, and service provider oversight with respect to the Trust.

Emily Z. Yuan. The Board has concluded that Ms. Yuan should serve as a Trustee because of her operational leadership and oversight in acquisitions, capital markets, insurance, and software companies. This includes service as Chief Operations Officer and Director at Corgi Insurance Services, Inc. and Basket Entertainment, Inc., and as a Director at Bangers Snacks, Inc., together with technical training in computer science at Stanford University and her familiarity with regulatory requirements as a director of an insurance agency. The Board believes Ms. Yuan's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, demonstrate the requisite capabilities to carry out oversight responsibilities with respect to the Trust.

The information above is not exhaustive; many Trustee attributes involve qualitative elements such as integrity, diligence, judgment, the ability to work collaboratively, and a demonstrated commitment to shareholder interests.

Board Committees.

The Board has established the following standing committees, each composed solely of Independent Trustees and operating under a Board-approved written charter.

Audit Committee. The Audit Committee is composed of Bryant C. Lee (Chair), Conor M. Murray, and Jennifer X. Benson. The Audit Committee oversees the Trust's accounting, financial reporting, and internal control processes; the quality and integrity of the Trust's financial statements; and the qualifications, independence, and performance of the Trust's independent registered public accounting firm. Among other responsibilities, the Audit Committee pre-approves audit and permissible non-audit services for the Trust, reviews audit plans and results, and serves as a forum for communications among the independent auditors, management, and the Board regarding accounting and financial reporting matters. As of the date of this SAI, the Audit Committee met one time with respect to the Trust.

Qualified Legal Compliance Committee ("QLCC"). The Audit Committee also serves as the Trust's QLCC for purposes of the SEC's attorney conduct rules (17 C.F.R. Secs. 205.2(k), 205.3(c)). An attorney representing the Trust who becomes aware of evidence of a material violation by the Trust or by an officer, director, employee, or agent of the Trust may report such evidence to the QLCC as an alternative to the reporting process described in 17 C.F.R. Sec. 205.3(b). As of the date of this SAI, the QLCC has met one time with respect to the Trust.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of Jennifer X. Benson (Chair), Conor M. Murray, and Bryant C. Lee. The Committee identifies, evaluates, and recommends candidates for nomination to the Board as needed; oversees the Board's annual self-assessment; and reviews Trustee compensation. The Committee will consider shareholder-recommended nominees. The Committee meets as necessary, but at least annually. Because the Fund has not yet commenced operations, the Committee has not yet met as of the date of this SAI.

Principal Officers of the Trust

The officers of the Trust manage its day-to-day operations subject to Board oversight. Unless otherwise noted, the address of each officer is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Emily Z. Yuan (Born: 2001)	President and Principal Executive Officer, Chief Compliance Officer; Secretary; Anti-Money Laundering Officer	Indefinite term; since 2025

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Director, Bangers Snacks, Inc., a food and beverage company (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025);

Nicolas S. Laqua (Born: 2000)	Principal Financial Officer; Principal Accounting Officer (Treasurer)	Indefinite term; since 2025

Chief Executive Officer, Corgi Insurance Services, Inc. (since 2024); Director, Bangers Snacks, Inc. a food and beverage company (since 2024); Chief Executive Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025);

Trustee Ownership of Shares.

The Fund is required to show the dollar-amount ranges of each Trustee's beneficial ownership of Shares of the Fund and of the Trust's other series as of the end of the most recently completed calendar year. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

As of the date of this SAI, the Fund has not commenced operations.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Conor M. Murray, Lead Independent Trustee	None	None
Bryant C. Lee, Trustee	None	None
Jennifer X. Benson, Trustee	None	None

Interested Trustees
Nicolas S. Laqua, Chair	Over $100,000	Over $100,000
Emily Z. Yuan, Trustee	$10,001-$50,000	$10,001-$50,000

As of December 31, 2025, none of the Independent Trustees or members of their immediate families owned securities, beneficially or of record, in the Adviser, the Distributor, or any of their affiliates. Accordingly, none of the Independent Trustees or their immediate family members had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediate family members engaged in any transaction(s) in an amount exceeding $120,000 in which the Adviser, the Distributor, or any affiliate thereof was a party.

Board Compensation.

Trustees will be reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attending meetings. The Trust has no pension or retirement plan. The table below details the amount of compensation the Interested Trustees and Independent Trustees indirectly received from the Fund and Fund Complex through the Adviser during the fiscal year ending December 31, 2026. Amounts exclude any expense reimbursements.

Name	Estimated Aggregate Compensation From the Fund	Estimated Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Nicolas S. Laqua	$0	$0
Emily Z. Yuan	$0	$0

Independent Trustees
Conor M. Murray	$0	$30,000
Bryant C. Lee	$0	$30,000
Jennifer X. Benson	$0	$30,000

(1)	Compensation is based on estimated amounts for the fiscal year ending December 31, 2026. Expense reimbursements, if any, are not included.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A "principal shareholder" means any person that owns, of record or beneficially, 5% or more of the outstanding Shares of the Fund. A "control person" means any shareholder that beneficially owns, directly or through controlled entities, more than 25% of the voting securities of a company, or otherwise acknowledges the existence of control. Shareholders with more than 25% of the Fund's voting securities may be able to determine the outcome of matters presented for shareholder vote.

As of the date of this SAI, Corgi Strategies, LLC, located at 425 Bush St, Suite 500, San Francisco, CA 94104, owned 100% of the outstanding Shares of the Fund and therefore may be deemed to be a "control person" of the Fund for purposes of the 1940 Act.

CODES OF ETHICS

The Trust and Corgi Strategies, LLC (the "Adviser") have adopted a joint Code of Ethics (the "Code") pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code is intended to prevent affiliated persons of the Trust and the Adviser from engaging in fraudulent, deceptive or manipulative conduct in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Code).

Subject to preclearance and other restrictions, the Code permits personal securities transactions by personnel, including transactions in securities that may also be purchased or held by the Fund. The distributor (the "Distributor") expects to rely on the principal underwriter exception in Rule 17j-1(c)(3) to the extent applicable (including where the Distributor is not affiliated with the Trust or the Adviser and no officer, director or general partner of the Distributor serves in such capacity with the Trust or the Adviser).

There can be no assurance that the Code will prevent all such conduct. A copy of the Code may be reviewed at the SEC's website, www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated responsibility for voting proxies for portfolio securities to the Adviser, subject to Board oversight. Proxies are to be voted in the best interests of the Fund and its shareholders and in compliance with applicable law. The Adviser has adopted proxy voting policies and guidelines (the "Proxy Voting Policies"), which the Trust has approved for use when voting proxies on behalf of the Fund.

Generally, absent a conflict of interest, the Adviser will vote for routine matters (for example, the election of directors, ratification of auditors, and conforming amendments to organizational documents), and will evaluate non-routine and contested matters case-by-case. The Proxy Voting Policies address the identification of, and response to, material conflicts of interest.

The Trust's Chief Compliance Officer monitors the effectiveness of the Proxy Voting Policies.

When available, information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 will be available (1) without charge upon request by email to contact@corgifunds.com, (2) on the Fund's website at www.corgifunds.com and (3) on the SEC's website at www.sec.gov.

INVESTMENT ADVISER

Corgi Strategies, LLC, a Delaware limited liability company with its principal office at 425 Bush St, Suite 500, San Francisco, CA 94104, serves as investment adviser to the Fund and is responsible for overall management of the Fund's business and day-to-day portfolio management, subject to the oversight of the Board. Corgi Strategies, LLC is registered as an Adviser with the SEC under the Investment Advisers Act of 1940.

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the "Advisory Agreement"), the Adviser provides investment advice and portfolio management and arranges for necessary operational services, including, without limitation, transfer agency, custody, fund administration and fund accounting, and other services reasonably required for Fund operations. In exchange for a single unitary advisory fee, the Adviser has agreed to pay, from the fee, substantially all ordinary operating expenses of the Fund, except for the "Excluded Expenses" described in the Prospectus. The Fund pays the Adviser an annual unitary advisory fee, calculated daily and paid monthly based on the Fund's average daily net assets. The fee rates for the Fund are set forth in Schedule A to the Advisory Agreement and may be amended from time to time to add or remove series of the Trust and/or adjust the Fund's fee, in each case upon approval in the manner required by Article 8 of the Advisory Agreement.

The Advisory Agreement will continue in effect for an initial two-year term for the Fund and, thereafter, from year to year if such continuance is approved at least annually (1) by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, and (2) by either the Board or a vote of a majority of the outstanding Shares of the relevant Fund. The Advisory Agreement will terminate automatically in the event of its assignment and may be terminated by the Trust or the Adviser upon 60 days' written notice.

The Adviser and its affiliates will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Advisory Agreement, except for losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Fund is new and, as of the date of this SAI, no advisory fees have been paid.

PORTFOLIO MANAGERS

The Fund is managed by Isaac Hargett, Anthony Crinieri, and Miles Braden, each a portfolio manager of the Adviser (each, a "Portfolio Manager").

Portfolio Manager Fund Ownership. The SEC requires disclosure of the dollar range of each Portfolio Manager's beneficial ownership of Shares of the Fund as of the end of the most recently completed fiscal year, using prescribed ranges. As of the date of this SAI, no Shares were owned by the Portfolio Managers.

Portfolio Manager Compensation. Portfolio managers receive a fixed base salary and an annual discretionary bonus. Bonus determinations consider the Adviser's overall revenues and profitability, the portfolio managers' responsibilities and contributions to the investment process, teamwork, risk management and compliance. Compensation is not based on the investment performance of any particular account, including the Fund. Portfolio managers may also be eligible for long-term incentive awards (e.g., membership units or profit interests) that vest over 4 years.

Conflicts of Interest. Managing multiple accounts (including other registered funds and separate accounts) may create potential conflicts of interest. For example, a Portfolio Manager may have an incentive to favor an account that pays a performance-based fee or a higher advisory fee; knowledge of Fund trades could be used for the benefit of other accounts; or investment opportunities could be allocated among accounts. The Adviser has policies and procedures designed to identify and mitigate such conflicts, including trade aggregation and allocation procedures intended to provide fair and equitable treatment over time.

THE DISTRIBUTOR

The Trust has entered into a distribution agreement (the "Distribution Agreement") [ ] (the "Distributor"), under which the Distributor will act as principal underwriter for the Fund and will distribute shares of the Fund ("Shares") on a best efforts basis. Shares are offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts smaller than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is [ ]

Acting as agent for the Trust, the Distributor will review and transmit orders for the purchase and redemption of Creation Units. Any subscription or order will not be binding on the Fund until accepted by the Trust or its designee. The Distributor is, or will be, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA.

The Distributor may enter into arrangements with securities dealers and other firms ("Soliciting Dealers") to solicit orders for Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as described in "Procedures for Purchase and Redemption of Creation Units" below) or participants in DTC.

The Distribution Agreement will remain in effect for an initial two-year term from its effective date and may continue from year to year thereafter if such continuance is approved annually (1) by the Board of Trustees (the "Board") or by a vote of a majority of the outstanding voting securities of the Fund and (2) by a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, cast in person or as otherwise permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Distribution Agreement may be terminated without penalty by the Trust on 60 days' written notice, when authorized either by a majority vote of the outstanding voting securities of the Fund or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days' written notice, and will terminate automatically in the event of its assignment. The Distribution Agreement limits the Distributor's liability to losses resulting from the Distributor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations thereunder.

The Fund is newly organized. As of the date of this SAI, no underwriting commissions have been incurred and the Distributor has not retained any amounts.

Intermediary Compensation. From its own resources and not from Fund assets, the Adviser or its affiliates may make payments to broker-dealers, banks, and other financial intermediaries ("Intermediaries") in connection with activities related to the Fund, including marketing, education, and training support (for example, conferences, webinars, or printed materials). These arrangements are not financed by the Fund, are not included in the fee and expense information in the Prospectus, and do not affect the price investors pay to buy Shares or the proceeds investors receive when selling Shares. Such payments may be significant to an Intermediary and may create conflicts of interest by incentivizing the Intermediary or its financial professionals to recommend the Fund over other investments. Investors should contact their advisers or other financial professionals for more information about any such compensation. Intermediary information is current only as of the date of this SAI. Any payments made by the Adviser or its affiliates may create an incentive for an Intermediary to encourage customers to purchase Shares.

Such compensation may be provided to Intermediaries that offer services to the Fund, including marketing and educational support (for example, through conferences, webinars, or printed materials). The Adviser will periodically review whether to continue these payments. Compensation to an Intermediary may be significant, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to them. Because Intermediaries may determine which investment options to make available or recommend, and what services to provide in connection with various products, based on the payments they receive or are eligible to receive, these arrangements create conflicts of interest between the Intermediary and its clients. For instance, such financial incentives may lead an Intermediary to recommend the Fund over other investments. The same conflict of interest may arise with respect to your adviser, broker, or other investment professional if they receive similar payments from their Intermediary firm.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for the Fund. No payments under the Plan are expected to be made during the twelve (12) months from the date of this SAI. Fees under the Plan may be imposed only after approval by the Board, including a majority of the Independent Trustees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or in any related agreements (the "Independent Trustees"). The Plan may be continued from year to year only if, at least annually, the Board, including a majority of the Independent Trustees, concludes that continuation of the Plan is likely to benefit shareholders. The Plan may be terminated at any time by a vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund.

The Plan requires quarterly written reports to be provided to the Board of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding voting securities of the Fund. All material amendments of the Plan require approval by a majority of the Trustees of the Trust and a majority of the Independent Trustees.

Under the Plan, the Fund may pay the Distributor an annual fee of up to 0.25% of the Fund's average daily net assets. The Plan is characterized as a compensation plan because any distribution and/or shareholder servicing fee will be paid to the Distributor without regard to the Distributor's actual distribution expenses or payments to other financial intermediaries. The Trust intends to administer the Plan, if implemented, in accordance with its terms and applicable FINRA rules concerning sales charges.

Subject to applicable law and regulation, payments under the Plan may be used to finance any activity that is primarily intended to result in the sale of Creation Units of the Fund or to provide, or arrange for others to provide, shareholder services and the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering current Prospectus, reports, notices, and similar materials to prospective purchasers of Creation Units; (2) advertising and other marketing or promotional services; (3) compensating others, including Authorized Participants with whom the Distributor has written agreements, for providing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for assistance in distributing Creation Units, including related travel and communication expenses and the salaries and/or commissions of sales personnel; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment advisers, broker-dealers, mutual fund supermarkets, and affiliates of the Trust's service providers as compensation for services or reimbursement of expenses related to distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to such beneficial owners (for example, responding to inquiries related to shareholder accounts); and (7) such other services and obligations as may be set forth in the Distribution Agreement.

ADMINISTRATOR

[ ] (the "Administrator") serves as administrator and fund accountant to the Trust and the Fund. The Administrator is located at [ ]. Under an administration agreement between the Trust and the Administrator, the Administrator provides administrative, accounting, and related services to the Trust and the Fund, which may include calculation of net asset value, preparation of financial statements and other regulatory filings, tax and financial reporting support, compliance and governance support, and coordination of service providers. Subject to Board oversight, the Administrator may provide individuals to serve as officers of the Trust.

As compensation for its services, the Administrator is entitled to fees as set forth in the administration agreement, as well as reimbursement of reasonable out-of-pocket expenses. The Fund is new, and the Administrator has not received any fees from the Fund as of the date of this SAI.

TRANSFER AGENT AND ETF ORDER MANAGEMENT

[ ] (the "Transfer Agent") serves as transfer agent, dividend disbursing agent, and ETF order-taking agent for the Fund. The Transfer Agent is located at [ ]. The Transfer Agent maintains the records of Creation Unit holders, processes orders for the purchase and redemption of Creation Units, and performs certain other related services. The Transfer Agent is entitled to fees and reimbursement of certain out-of-pocket expenses as set forth in its agreement with the Trust. In this capacity, the Transfer Agent does not have responsibility for the management of any Fund, the determination of investment policy, or any matter relating to the distribution of Shares.

CUSTODIAN

Pursuant to a custody agreement, [ ](the "Custodian"), located at [ ], serves as custodian of the Fund's assets. The Custodian holds the assets of the Fund, maintains asset records, collects income, and performs other customary custodial services. The Custodian may appoint domestic and foreign sub-custodians as permitted by applicable law. The Custodian is entitled to fees based on the Fund's assets and to reimbursement of certain out-of-pocket expenses, including settlement charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], located at [ ], [ ], serves as the independent registered public accounting firm for the Trust and the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has approved written policies and procedures governing the disclosure of information about the Fund's portfolio holdings (the "Holdings Disclosure Policy"). For each Business Day on which the Fund is open for business, the Fund's full portfolio holdings are made publicly available through financial reporting and news services, including on publicly available internet websites, and/or on the Trust's website at www.corgifunds.com. In addition, the composition of the Deposit Securities applicable to purchases and redemptions of Creation Units is generally disseminated prior to the opening of trading on the Exchange (as defined in the Prospectus) through the National Securities Clearing Corporation ("NSCC").

For the avoidance of doubt, the Fund intends to make complete, daily portfolio information available, subject to applicable law and Exchange requirements. For the Fund, daily disclosure includes derivatives and financing positions (for example, total return swaps) and any associated cash and collateral holdings.

The Holdings Disclosure Policy permits disclosure of portfolio information to the Trust's service providers and other parties that have a legitimate business need for the information to provide services to the Trust, including the administrator, custodian, transfer agent and ETF order management agent, distributor, pricing and data vendors, auditors, legal counsel, index calculation agents, and other similar providers (collectively, "Service Providers"). Any such disclosure is made under conditions of confidentiality and solely for the purpose of providing services to the Trust. No Fund, the Adviser, or any affiliate receives compensation or other consideration in connection with the disclosure of non-public portfolio holdings information, other than fees paid to Service Providers for services rendered.

The Trust's Chief Compliance Officer ("CCO") administers the Holdings Disclosure Policy, including maintaining a list of Service Providers and other parties that receive non-public holdings information and the timing of such disclosures, and reports to the Board at least annually regarding the operation of the policy and any material issues that have arisen.

Subject to the Holdings Disclosure Policy, the CCO may authorize immaterial exceptions when the CCO determines that a disclosure serves a legitimate business purpose, is in the best interests of shareholders, and is subject to appropriate confidentiality protections. Any such exceptions will be documented and reported to the Board.

DESCRIPTION OF SHARES

The Agreement and Declaration of Trust (the "Declaration of Trust") of Corgi ETF Trust I (the "Trust") authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share, in one or more series and classes. The Fund is a separate series of the Trust. Each share of the Fund represents an equal proportionate interest in the assets of that Fund and is entitled to dividends and distributions, when and if declared by the Board, and to a pro rata share of the Fund's net assets upon liquidation. Shares are fully paid and non-assessable when issued, and shareholders have no preemptive or cumulative voting rights. Each Share entitles its holder to one vote. The Trustees may establish additional series or classes and may divide or combine shares into a greater or lesser number without shareholder approval, as permitted by the Declaration of Trust. All consideration received for Shares of a particular series, and all assets in which such consideration is invested, belong to that series and are subject to its liabilities.

Shares are issued only in book-entry form. The Trust does not issue share certificates. Shares are registered in the name of The Depository Trust Company ("DTC") or its nominee and are held in the account of DTC Participants (or Indirect Participants). Beneficial ownership of Shares is reflected on the records of DTC and its participants, and transfers of ownership are effected only through those records. The Trust, the Fund, and their transfer agent do not have responsibility for the records of beneficial ownership maintained by DTC or its participants.

Shares of all series of the Trust vote together as a single class, except that (i) if a matter affects only one series, that series votes separately, and (ii) if a matter affects a series differently from other series, that series votes separately on that matter. As a Delaware statutory trust, the Trust is neither required nor intends to hold annual shareholder meetings. The Trust will hold meetings of shareholders to elect Trustees or for other purposes as required by the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise determined by the Board. The Trust will call a meeting of shareholders to consider the removal of one or more Trustees and certain other matters upon the written request of shareholders holding at least 10% of the outstanding Shares of the Trust entitled to vote at such meeting.

Under the Declaration of Trust, the Board has the authority to liquidate the Fund without shareholder approval. While the Board has no present intention to exercise this authority, the Board may do so if the Fund fails to achieve a viable size within a reasonable period or for such other reasons as the Board determines to be in the best interests of the Fund and its shareholders.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee is liable only for losses resulting from the Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. A Trustee is not liable for errors in judgment or mistakes of fact or law made in good faith.

The Declaration of Trust provides for indemnification of Trustees and officers (and, upon due approval of the Trustees, other covered persons) for claims and expenses arising in connection with their service, except to the extent resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

Nothing in this section protects or indemnifies any person against liability to which they would otherwise be subject under the federal securities laws.

BROKERAGE TRANSACTIONS

The Adviser, or any subadviser it engages with Board approval, is responsible for executing portfolio transactions for the Fund and for allocating brokerage among eligible broker-dealers, subject to the supervision of the Adviser (if a subadviser is engaged) and the Board. In carrying out portfolio transactions, the Adviser or any subadviser seeks the most favorable execution for the Fund, taking into account factors such as price, applicable commissions or dealer spreads, the size and difficulty of the order, market impact, the quality of execution and settlement, and the operational capabilities of the broker-dealer. The lowest available commission is not necessarily the most favorable overall result.

Brokerage Transactions. Generally, equity securities, whether listed or over the counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers acting as market makers will include the dealers markup or reflect a markdown. Money market and other debt securities are usually bought directly from the issuer, an underwriter, or a market maker, and the Fund generally will not pay brokerage commissions for those purchases. When the Fund effect transactions in the over the counter market, it will generally deal with primary market makers unless more favorable prices are otherwise obtainable.

The Trust's policy for purchases and sales of portfolio securities for the Fund is to seek the most favorable overall terms reasonably available. Primary consideration is given to obtaining effective execution at competitive prices; this does not require that the lowest available commission be paid in every case. A constant focus on the lowest commission could, in some circumstances, impair effective portfolio management or the quality of execution and related services.

In evaluating execution quality for a particular transaction, the Adviser may consider a range of factors, including but not limited to: price; commission or commission equivalents; spread; size and difficulty of the order; liquidity and market impact; timing and speed; likelihood of execution and settlement; access to block trading and willingness to commit capital; financial condition and operational capabilities of the broker; reliability and accuracy of communications and clearing; the use of alternative trading systems (including electronic crossing networks); and the value of research and brokerage services, if any, consistent with Section 28(e) of the Securities Exchange Act of 1934. The relative importance of these factors will vary depending on the particular transaction.

The Trust has adopted policies and procedures that prohibit considering the sale of Fund shares as a factor in selecting brokers or dealers. The Adviser owes a fiduciary duty of best execution and selects the broker or dealer it believes is most capable of providing the services necessary to obtain the most favorable execution under the circumstances.

Subject to these policies, brokers or dealers selected to execute the Fund's portfolio transactions may include Authorized Participants or their affiliates (see "Purchase and Redemption of Shares in Creation Units"). An Authorized Participant or its affiliate may be selected in connection with an all-cash creation or redemption or with orders that include cash-in-lieu, provided such selection is consistent with best execution and the Trust's policies.

For swaps and other bilateral derivatives, the Adviser selects counterparties based on a range of factors, which may include pricing, execution quality, creditworthiness, collateral terms, operational capabilities, and overall relationship. These transactions are not executed through traditional brokerage in the same manner as equity trades, and commissions may not be paid. For exchange-traded futures and options, the Fund incur exchange fees and pay commissions or other charges to their futures commission merchants. The Adviser seeks best overall terms reasonably available under the circumstances.

Brokerage Selection. The Trust does not expect to use any single broker-dealer exclusively. When one or more brokers are believed capable of providing the best combination of price and execution, the Adviser (or any subadviser) may consider brokerage or research services provided to the Adviser in selecting among such brokers, and may pay a higher commission than might otherwise be available if it makes a good faith determination that the commission is reasonable in relation to the value of the services provided.

Brokerage and Research Services; Section 28(e). Where permitted by law, the Adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged in recognition of brokerage and research services provided, consistent with Section 28(e). Research services may include, among other things, market data and analytics, portfolio analytics, execution management and order handling tools that are directly related to investment research, and access to company or industry information. The Adviser will not cause the Fund to pay a commission greater than is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities, in accordance with Section 28(e). The Adviser may also receive proprietary research that is bundled with execution services. The Adviser may use research services obtained for the benefit of any account it manages, and not all such services will necessarily be used in connection with the account that generated the commissions. This may create an incentive to select or recommend brokers based on the research services they provide; the Adviser monitors these arrangements and reports to the Board as part of the Trust's brokerage oversight program. The Adviser does not currently use Fund assets for, or participate in, third party soft dollar arrangements and does not receive proprietary research from full service brokers. The Adviser also does not increase commissions to pay up for any such proprietary research. If, in the future, the Adviser (or any subadviser) obtains brokerage or research services from broker-dealers, it would do so only in arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934.

Aggregation and Allocation. When the Adviser considers purchases or sales for the Fund at or about the same time as for other accounts it manages, transactions may be aggregated to seek more favorable execution. Orders are allocated among participating accounts in a manner the Adviser believes to be fair and equitable over time. Aggregation may, in some cases, adversely affect the price or size of the position for the Fund; in other cases, it may be beneficial, for example, by enabling participation in larger transactions or by reducing commissions. From time to time, the Adviser may place a combined order for two or more accounts it manages, including the Fund, when it believes combined execution is in the best interest of each participant and will result in best price and execution. Although joint execution could adversely affect the price or volume obtained by a particular account, in the Adviser's judgment, subject to Board oversight, the advantages of combined orders generally outweigh the possible disadvantages.

Affiliated Brokerage; Principal Transactions. The Fund may effect brokerage transactions through registered broker-dealer affiliates of the Trust or the Adviser, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Exchange Act, and SEC rules, including any applicable procedures adopted by the Board (including procedures consistent with Rule 17e-1 under the 1940 Act). Commissions paid to an affiliate will not exceed amounts that are reasonable and fair compared to commissions charged by others for comparable transactions. Principal transactions with affiliates are prohibited unless permitted by rule, regulation, or exemptive relief.

Directed Brokerage. The Fund does not have any practice of directing brokerage for the promotion or sale of Fund shares. The Fund is newly organized and, as of the date of this SAI, have not paid commissions on brokerage transactions directed to brokers pursuant to any arrangement for research or brokerage services.

Regular Brokers or Dealers. The Fund is required to identify any securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. This information is not provided because the Fund had not yet completed its first fiscal year of operations as of the date of this SAI.

No brokerage commission information is provided since the Fund had not yet completed its first fiscal year of operations as of the date of this SAI.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is, in general terms, the percentage obtained by dividing the lesser of the Fund's purchases or sales of securities (excluding short-term instruments and securities received or delivered in-kind) by the average value of the Fund during the period. A rate of 100% indicates that the equivalent of the Fund's entire portfolio has been bought and sold during a year. Higher turnover may increase transaction costs and may affect the amount, timing, and character of distributions for tax purposes. To the extent the Fund realizes net short-term capital gains, distributions attributable to those gains will be treated as ordinary income for federal income tax purposes.

Because the Fund rebalances its exposure daily and primarily uses derivatives, its portfolio turnover rate (as calculated pursuant to SEC rules) may be higher than that of traditional index funds, and reported turnover may not fully reflect the extent of derivatives activity. Periods of elevated market volatility typically increase trading activity and costs.

The Fund is new and does not have a portfolio turnover rate to report as of the date of this SAI.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company ("DTC") acts as securities depository for the Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC is a limited-purpose trust company and a member of the Federal Reserve System, a "clearing agency" registered with the SEC, and a subsidiary of The Depository Trust & Clearing Corporation. DTC holds securities of its participants ("DTC Participants") and facilitates the clearance and settlement of securities transactions among DTC Participants through electronic book-entry changes in accounts of DTC Participants, thereby eliminating the need for physical movement of certificates. DTC Participants include broker-dealers, banks, trust companies, clearing corporations, and other organizations. Access to the DTC system is also available to others such as banks, brokers, and dealers that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants or Indirect Participants (collectively, "Beneficial Owners"). Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (for DTC Participants) and by DTC Participants (for Indirect Participants and Beneficial Owners). The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners are not entitled to have Shares registered in their names and will not receive physical delivery of Share certificates. Beneficial Owners must rely on the procedures of DTC and the DTC Participant or Indirect Participant through which they hold Shares to exercise rights of a holder of Shares.

Notices, statements, and other communications to Beneficial Owners will be transmitted through DTC and DTC Participants. Distributions of dividends and other amounts with respect to Shares will be made to DTC or its nominee, which will credit DTC Participants' accounts in proportion to their respective beneficial interests. Payments by DTC Participants to Indirect Participants and to Beneficial Owners will be governed by standing instructions and customary practices and are the responsibility of such DTC Participants and Indirect Participants, and not of the Trust, the Fund, or their service providers.

DTC may discontinue providing depository services with respect to Shares at any time by giving reasonable notice in accordance with its procedures and applicable law. Under such circumstances, the Trust will seek a replacement for DTC to perform its functions at a comparable cost; if a replacement is not available, the Trust may make other arrangements, which may include issuing printed certificates, as permitted by applicable law (and, if required, in a manner satisfactory to the Fund's listing exchange). The Trust, the Fund, and their service providers have no responsibility for records, notices, or payments maintained or transmitted by DTC, DTC Participants, or Indirect Participants.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems shares of the Fund (the "Shares") only in aggregations of a specified number of Shares ("Creation Units") on a continuous basis, without a sales load but subject to applicable transaction fees. Creation and redemption orders are effected at the net asset value ("NAV") per Share next determined after an order is received in proper form and accepted on a Business Day by the Trust through its transfer agent (the "Transfer Agent") in accordance with an Authorized Participant Agreement (a "Participant Agreement"). The Fund's NAV is calculated on each Business Day as of the scheduled close of regular trading on the primary listing exchange for the Shares (generally 4:00 p.m., Eastern Time). A "Business Day" is any day on which the Exchange is open for regular trading. The Fund does not issue fractional Creation Units. Each Creation Unit consists of 25,000 Shares (or such other amount as the Trust may determine and disclose).

The Trust generally expects to permit or require cash creations and redemptions for the Fund in light of the Fund's use of derivatives to achieve its objective. From time to time, the Fund may require all-cash creations and/or redemptions. Cash transactions may cause the Fund to incur costs, including costs of entering into or unwinding derivatives positions, which may be passed through to Authorized Participants via transaction fees designed to approximate the Fund's costs.

Fund Deposit. The consideration for a purchase of a Creation Unit (the "Fund Deposit") generally consists of (i) a designated basket of securities (the "Deposit Securities") together with (ii) a cash amount (the "Cash Component"). The Cash Component equals the difference between the NAV of a Creation Unit and the aggregate value of the Deposit Securities, and may be a positive or negative amount. The Trust may permit or require the substitution of cash in lieu of some or all Deposit Securities ("Deposit Cash"). When the Fund accepts cash (in whole or in part), the Fund may incur costs associated with acquiring portfolio positions that would otherwise have been delivered in kind; such costs may be borne by the Fund, by an Authorized Participant, or otherwise as set forth in the Participant Agreement.

A Fund Deposit (Deposit Securities or Deposit Cash, as applicable, plus the Cash Component) represents the minimum initial and subsequent investment for a Creation Unit. Computation of the Cash Component excludes any stamp duties, transfer taxes, or other similar charges associated with the transfer of beneficial ownership of Deposit Securities, which are the responsibility of the Authorized Participant.

Daily Dissemination. On each Business Day, prior to the opening of regular trading on the Exchange (currently 9:30 a.m., Eastern Time), the names and required quantities of Deposit Securities (or the required amount of Deposit Cash, as applicable) for the Fund, together with the Cash Component, are disseminated via the National Securities Clearing Corporation ("NSCC") based on information as of the close of the prior Business Day. The composition of the Fund Deposit is subject to change and may differ from the Fund's portfolio holdings for a variety of reasons (for example, corporate actions, or operational considerations). Because the Fund may obtain exposure through derivatives such as total return swaps, the Trust may from time to time require cash creations and/or cash redemptions, in whole or in part, to reflect the Fund's investment strategy.

Custom Baskets. The Fund may accept or deliver "custom baskets" (i.e., baskets that are not a pro rata slice of the Fund's portfolio) consistent with Rule 6c-11 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser has adopted written policies and procedures governing the construction, acceptance, and oversight of custom baskets, which are subject to Board of Trustees (the "Board") oversight.

Eligibility to Transact; Authorized Participants. Orders for Creation Units may be placed only by entities that are (i) participants in the NSCC's Continuous Net Settlement system (each, a "Participating Party") or (ii) participants in The Depository Trust Company ("DTC") (each, a "DTC Participant") and, in each case, that have executed a Participant Agreement with respect to the relevant Fund (each such entity, an "Authorized Participant"). An Authorized Participant agrees, among other things, to pay the Cash Component, applicable creation transaction fees, and any taxes or other charges in connection with an order.

An investor transacting through a broker that is not an Authorized Participant must route orders through an Authorized Participant, and such investor may incur additional charges. At any given time, only a limited number of broker-dealers may have executed a Participant Agreement, and only a subset may support all order types or international settlement capabilities.

Placing Purchase Orders; Cut-Offs. All orders to purchase Shares directly from the Fund must be for one or more whole Creation Units and must be submitted in the manner and by the deadline specified in the Participant Agreement and/or applicable order form. Unless otherwise specified, the purchase order cut-off time is expected to be 4:00 p.m. Eastern Time and may be modified by the Fund. The date on which a purchase order (or a redemption order, as described below) is received in proper form and accepted is the "Order Placement Date." On days when the Exchange closes earlier than normal, the Fund may require that orders be placed earlier. If a market on which the Fund's portfolio investments principally trade is closed, the Fund generally will not accept orders on such day.

Delivery of the Fund Deposit; Settlement; Additional Cash Deposit. Fund Deposits must be delivered by an Authorized Participant through DTC (for equity securities), through the Federal Reserve wire system (for cash), and/or through other arrangements acceptable to the Trust or its agents. The cash portion must be received by the custodian (the "Custodian") no later than the contractual settlement date. The typical settlement cycle for each creation transaction is one Business Day after the trade date ("T+1"), unless otherwise agreed by the Fund and the Authorized Participant or as permitted by Rule 15c6-1 under the Securities Exchange Act of 1934 (the "Exchange Act").

The Fund may permit a creation order to proceed before all Deposit Securities have been received. In such cases, the Authorized Participant must deposit additional cash collateral (the "Additional Cash Deposit") by 4:00 p.m. Eastern Time on the contractual settlement date (or such other time as specified). The Additional Cash Deposit is held in a non-interest bearing account and is subject to increase or decrease until all missing Deposit Securities are received. The Trust may purchase missing Deposit Securities at any time; the Authorized Participant will be liable to the Trust for any costs of such purchases (including any difference between the actual purchase price and the value used for Fund Deposit purposes, plus related transaction costs). Any unused portion of the Additional Cash Deposit will be returned once all missing Deposit Securities have been received or purchased and deposited into the Fund. If the Fund does not receive all required components by the specified time, the order may be canceled; upon written notice to the Transfer Agent, such canceled order may be resubmitted on the next Business Day using the then-current Fund Deposit.

Deemed Receipt; Proper Form. An order is deemed received on the Business Day it is placed only if it is in proper form prior to the applicable cut-off time and federal funds in the appropriate amount are deposited with the Custodian on the contractual settlement date by 4:00 p.m. Eastern Time (or such other time as specified). If proper form or funds are not timely received, the order may be rejected and the Authorized Participant may be liable for any resulting losses.

Issuance of Creation Units. Except as otherwise provided, Creation Units will not be issued until (i) the Transfer Agent has verified receipt of the required Deposit Securities or Deposit Cash, as applicable, (ii) the Custodian has received the Cash Component and any required Additional Cash Deposit, and (iii) all other conditions to creation have been satisfied. Upon confirmation, the Trust will issue and deliver the Creation Units, typically no later than the contractual settlement date. The Authorized Participant is responsible for any losses resulting from untimely delivery of required components.

Acceptance or Rejection of Purchase Orders. The Trust reserves the right to reject any creation order, including if: (1) the order is not in proper form; (2) the Fund Deposit (including the names or quantities of Deposit Securities or the amount of Deposit Cash) does not match the information disseminated through NSCC for that date; (3) the investor(s), upon obtaining the Shares ordered, would beneficially own 80% or more of the outstanding Shares of the Fund (the Trust reserves the right to require information reasonably necessary to determine beneficial ownership for purposes of this 80% test); (4) acceptance of the Fund Deposit would, in the judgment of the Trust, be unlawful; (5) acceptance or receipt of the order would, in the opinion of counsel to the Trust, be unlawful; or (6) circumstances outside the control of the Trust, the Custodian, any sub-custodian, the Transfer Agent, and/or the Adviser make it impracticable to process orders. Illustrative examples include natural disasters; extreme weather; fires or floods; widespread utility or telecommunications outages; market-wide trading halts; or systems failures affecting the Trust, the distributor, the Custodian or any sub-custodian, the Transfer Agent, DTC, NSCC, the Federal Reserve System, or other participants. The Transfer Agent will notify a prospective creator and/or its Authorized Participant of any rejection. The Trust, the Transfer Agent, the Custodian, any sub-custodian, and the distributor have no duty to notify of defects or irregularities in any Fund Deposit and shall not be liable for failure to give such notice. The Trust will exercise any right to reject orders in a manner consistent with Rule 6c-11 and related SEC guidance, including with respect to limited suspensions and extraordinary circumstances, and in a manner designed not to impair the arbitrage mechanism.

All questions as to the composition of the Fund Deposit, the number of shares of each Deposit Security, and the validity, form, eligibility, and acceptance of any securities or cash tendered will be determined by the Trust, and the Trust's determinations will be final and binding.

Creation Transaction Fees. A fixed creation transaction fee of $300 may be imposed to offset transfer and other transaction costs associated with processing creation orders. The fixed fee is payable to the Custodian (or another service provider, as applicable) and applies to each creation order regardless of the number of Creation Units purchased in that order. The fixed fee may be changed from time to time and may be waived for certain orders if the Fund determines to waive all or part of the costs, or if another party (such as the Adviser) agrees to pay such fee.

In addition, for cash creations, partial cash creations, or non-standard orders, a variable fee payable to the Fund of up to 3.00%, which may be charged in addition to the fixed transaction fee, may be charged to cover the Fund's trading costs, taxes, and other expenses related to purchasing portfolio investments with cash. The Adviser may determine not to impose a variable fee when it believes doing so is in the best interests of shareholders.

Investors who use the services of a broker or other intermediary may be charged a fee for such services. Investors are responsible for any costs of transferring securities to or from their accounts as part of the creation process.

Risks of Purchasing Creation Units. Purchases of Creation Units directly from the Fund involve certain legal risks. Because Shares may be continuously offered, a "distribution" could be occurring at any time. Depending on the facts and circumstances, activities of a shareholder may cause the shareholder to be deemed a statutory underwriter under the Securities Act of 1933 (the "Securities Act") and subject to prospectus delivery and liability provisions. For example, a shareholder may be deemed a statutory underwriter if it purchases Creation Units, breaks them into Shares, and sells those Shares directly to customers, or combines the creation of new Shares with an active selling effort. Whether a person is an underwriter depends on all facts and circumstances. Dealers participating in a distribution and dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act may be unable to rely on the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption.

Shares may be redeemed only in Creation Units at the NAV next determined after a redemption request in proper form is received and accepted by the Fund through the Transfer Agent on a Business Day. Except upon liquidation of the Fund, the Trust does not redeem Shares in amounts less than a Creation Unit. Investors who are not Authorized Participants must accumulate sufficient Shares in the secondary market to constitute a Creation Unit to redeem. There can be no assurance that secondary-market liquidity will always permit assembly of a Creation Unit; investors should expect to incur brokerage and other costs in connection with aggregating Shares.

Prior to the opening of regular trading on the Exchange on each Business Day, the Custodian, through NSCC, makes available the list of names and quantities of portfolio securities (the "Fund Securities") and the cash amount, if any, that will be applicable to redemption requests received that day in proper form. Fund Securities received upon redemption may differ from the Deposit Securities applicable to creations.

Redemption proceeds are paid in kind, in cash, or a combination thereof, as determined by the Trust in its discretion. For in-kind redemptions, redemption proceeds for a Creation Unit generally consist of the Fund Securities announced for that day, plus or minus a cash amount equal to the difference between the NAV of the Shares being redeemed and the value of the Fund Securities (the "Cash Redemption Amount"), less applicable fees. When the value of the Fund Securities exceeds the NAV of the Shares being redeemed, the redeeming shareholder will be required to pay the difference in cash through its Authorized Participant. The Trust may, in its discretion, substitute cash for any Fund Security.

The typical settlement cycle for each redemption transaction is T+1, unless otherwise agreed by the Fund and the Authorized Participant or as permitted by Rule 15c6-1 under the Exchange Act. In certain cases (for example, due to local market holidays or other market conditions), settlement of redemption proceeds may occur later.

Redemption Transaction Fees. A fixed redemption transaction fee of $300 may be imposed to offset transfer and other transaction costs associated with processing redemption orders. The fixed fee is payable to the Custodian (or another service provider, as applicable) and applies to each redemption order, regardless of the number of Creation Units redeemed. The fixed fee may be changed from time to time and may be waived for certain orders if the Fund determines to waive all or part of the costs, or if another party (such as the Adviser) agrees to pay such fee.

In addition, for cash redemptions, partial cash redemptions, or non-standard orders, a variable fee payable to the Fund of up to 3.00%, which may be charged in addition to the fixed transaction fee, may be charged to cover the Fund's trading costs, taxes, and other expenses related to selling portfolio investments to raise cash. The Adviser may determine not to impose a variable fee when it believes doing so is in the best interests of shareholders.

Investors who use the services of a broker or other intermediary may be charged a fee for such services. Investors are responsible for any costs of transferring Fund Securities from the Trust to their account or as otherwise directed.

Procedures for Redemption of Creation Units; Cut-Offs. Redemption orders must be submitted in proper form to the Transfer Agent by an Authorized Participant prior to 4:00 p.m. Eastern Time (or such other time as specified in the Participant Agreement and/or applicable order form). A redemption request is in proper form if: (i) the Authorized Participant has transferred, or caused to be transferred, the Creation Unit(s) being redeemed through DTC to the account of the Transfer Agent by the time specified; and (ii) the Transfer Agent has received an acceptable redemption request from the Authorized Participant within the time periods specified. If Shares are not received through DTC's facilities by the required time, or the request otherwise is not in proper form, the redemption request will be rejected.

Additional Redemption Procedures. A redeeming shareholder or an Authorized Participant acting on its behalf must maintain appropriate custody arrangements to receive Fund Securities. The Trust may, in its discretion, require or permit cash redemptions. In either case, the redeeming investor will receive a cash amount equal to the NAV of the Shares next determined after receipt of a redemption request in proper form, less applicable fees and charges (including any variable fee for cash redemptions). Upon request, the Trust may deliver a basket of securities that differs from the announced Fund Securities but does not differ in NAV.

Redemptions in kind are subject to applicable federal and state securities laws. The Trust reserves the right to redeem Creation Units for cash to the extent it could not lawfully deliver specific Fund Securities or could not do so without first registering such securities. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular Fund Security may receive an equivalent amount of cash. An Authorized Participant that is not a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act will be unable to receive Fund Securities that are restricted securities eligible for resale under Rule 144A; the Trust may require written confirmation of QIB status as a condition to delivery of such securities.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed: (1) for any period when the Exchange is closed (other than customary weekend and holiday closings); (2) for any period when trading on the Exchange is suspended or restricted; (3) for any period when an emergency exists that makes it not reasonably practicable to dispose of Shares or determine NAV; or (4) in such other circumstances as are permitted by the SEC. The Trust will administer any suspension in a manner consistent with Rule 6c-11 and related SEC guidance and in a manner designed not to impair the arbitrage mechanism.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the Fund's net assets (the value of total assets minus total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees (including any management fees) accrue daily and are reflected in the determination of NAV.

The NAV of the Fund is calculated by the Administrator as of the scheduled close of regular trading on the Fund's primary listing exchange (generally 4:00 p.m., Eastern Time) on each day that the exchange is open for regular trading. If market closures or early closes affect particular asset classes (for example, an early close for certain fixed-income markets announced by the Securities Industry and Financial Markets Association, "SIFMA"), valuations for those holdings may reflect the earlier close on such day.

In valuing portfolio investments, the Fund generally uses market-based valuations. Prices may be obtained from one or more pricing services, directly from an exchange or trading venue, from quotations of major market makers or dealers, or, where appropriate, using amortized cost for short-term instruments. For investments that trade on an exchange, a market valuation generally refers to the last reported sale price or official closing price. Investments and other assets (and liabilities) denominated in currencies other than U.S. dollars are converted to U.S. dollars at current market rates as quoted by one or more sources on the valuation date.

When market quotations are not "readily available" or are deemed unreliable, the Fund will determine a fair value in accordance with Rule 2a-5 under the Investment Company Act of 1940. The Board has adopted valuation policies and procedures and has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") pursuant to Rule 2a-5 to perform fair value determinations, subject to Board oversight. Fair value methodologies may consider, among other things, evaluated prices from pricing services, model inputs, observable market data, corporate actions, trading halts, significant events occurring after market close, and, for derivatives, counterparty quotations and collateral. The use of fair value prices may result in values that differ from quoted or published prices and may cause the Fund's NAV to differ from the value of an index at a point in time.

Derivatives used to obtain leveraged exposure (for example, swaps, futures, and options) are valued pursuant to the Fund's valuation procedures. Depending on the instrument, valuation inputs may include exchange settlement prices, quotations from one or more dealers or pricing services, models that reference observable market data, and, when appropriate, values of related instruments such as an exchange-traded fund designed to track the Fund's relevant Underlying Security or benchmark (particularly if that benchmark level is not computed as of the U.S. market close). When market quotations are not readily available or are deemed unreliable, such instruments are valued at fair value in good faith under the Fund's Rule 2a-5 procedures.

DIVIDENDS AND DISTRIBUTIONS

The following supplements, and should be read with, the Prospectus section titled "Dividends, Distributions, and Taxes."

General policies. The Fund intends to distribute substantially all of its net investment income, if any, at least annually, and to distribute any net realized capital gains to shareholders at least annually. The Fund may make additional distributions as necessary to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in a manner consistent with the Investment Company Act of 1940 and to minimize federal excise taxes.

Distributions of income and capital gains, if any, are declared and paid in cash. Dividends and other distributions on Shares are made on a pro rata basis to beneficial owners of record through Depository Trust Company ("DTC") participants and indirect participants, with proceeds transmitted by the Trust to DTC for allocation to DTC participants and then to beneficial owners.

The Trust may declare special dividends or other distributions if, in its reasonable discretion, such action is necessary or advisable to maintain the Fund's status as a regulated investment company ("RIC") or to avoid Fund-level income or excise taxes on undistributed amounts. The Fund intends to make distributions in amounts and at times intended to avoid the 4% federal excise tax described under "Federal Income Taxes" below.

Use of derivatives may cause the Fund to recognize income, gain, or loss for tax and accounting purposes without a corresponding receipt or payment of cash in the same period. As a result, the Fund may be required to sell investments, including derivatives, at times it would not otherwise do so in order to meet distribution requirements.

Dividend reinvestment service. The Trust does not offer a DTC book-entry dividend reinvestment service. However, certain broker-dealers may offer a dividend reinvestment service for beneficial owners through DTC participants. Investors should contact their brokers to determine availability, applicable procedures, and any deadlines. If such a service is used, distributions will be reinvested in additional whole Shares at the then-current NAV, and such reinvested amounts will be taxable to the same extent as if received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. It supplements the Prospectus and is not a complete discussion of all tax matters that may be relevant. This summary is based on current provisions of the Code, Treasury regulations, judicial decisions, and administrative rulings and guidance, all of which are subject to change (possibly with retroactive effect). Investors should consult their own tax advisers about federal, state, local, and foreign tax consequences to them in light of their particular circumstances.

Taxation of the Fund. The Fund intends to elect and qualify each year for treatment as a RIC under the Code. If the Fund qualifies as a RIC and distributes its income and gains in a timely manner to shareholders, the Fund generally will not be subject to U.S. federal income tax on the income and gains it distributes. To qualify as a RIC, among other requirements, the Fund must (1) distribute in each taxable year at least 90% of its "investment company taxable income" and 90% of its net tax-exempt income, if any (the "Distribution Requirement"); (2) derive at least 90% of its gross income each taxable year from certain qualifying sources such as dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies, or income derived with respect to its business of investing in such stock, securities, or currencies (the "Qualifying Income Requirement"); and (3) satisfy certain asset diversification tests at the end of each quarter (the "Diversification Requirement").

To the extent the Fund invests in instruments that may generate income that is not qualifying income (which can include certain derivatives), the Fund intends to monitor and limit such investments so that its non-qualifying income does not exceed 10% of gross income. If the Fund were to fail the Qualifying Income Requirement or the Diversification Requirement, relief provisions may be available in limited circumstances if the failure is due to reasonable cause and not willful neglect and the Fund pays a penalty tax and/or takes corrective action. If relief were not available and the Fund failed to qualify for RIC treatment for a taxable year, the Fund would be subject to tax at the Fund level on all of its taxable income at corporate rates, and distributions from earnings and profits (including distributions of net capital gain) would be taxable to shareholders as ordinary income. The Fund could be required to recognize and distribute earnings and profits as a condition to requalifying as a RIC in a subsequent year.

The Fund may elect to treat part or all of certain "late-year losses" as incurred in the following taxable year for purposes of determining its taxable income and distributions. Net capital losses (capital losses in excess of capital gains) generally may be carried forward indefinitely by a RIC to offset future capital gains, subject to limitations. The carryover of losses may be limited following certain ownership changes.

The Fund may be subject to a 4% nondeductible federal excise tax on certain undistributed amounts if it does not distribute during each calendar year at least (i) 98% of its ordinary income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 (or, if the Fund makes an election, for its fiscal year), plus any shortfalls from the prior year. The Fund intends to make distributions in amounts and at times intended to minimize excise tax, but there can be no assurance that all such liability will be eliminated.

If the Fund retains net capital gain, it may designate the retained amount as "undistributed capital gains" in a notice to shareholders. In that case, shareholders would (i) be required to include their share of such undistributed amount in income as long-term capital gain, (ii) be entitled to a credit for their share of the tax paid by the Fund on such undistributed amount, and (iii) increase their tax basis in Shares by the excess of the amount included in income over the tax deemed paid.

Taxation of shareholders - distributions. Distributions of the Fund's "investment company taxable income" (computed without regard to the dividends-paid deduction) are taxable to shareholders as ordinary income, whether paid in cash or reinvested. Distributions of the Fund's net capital gain (net long-term capital gains in excess of net short-term capital losses) are taxable as long-term capital gains, regardless of how long a shareholder has held Shares. A portion of ordinary income dividends paid to non-corporate shareholders may be eligible to be taxed at the reduced rates applicable to "qualified dividend income" if certain holding period and other requirements are met by both the Fund and the shareholder. To the extent properly reported, certain dividends received by corporate shareholders may be eligible for the dividends-received deduction, subject to holding period and other limitations.

Distributions are generally taxable when paid; however, any dividend declared in October, November, or December with a record date in such month and paid in January is treated for U.S. federal income tax purposes as received on December 31 of the year declared. Distributions may also be subject to state and local taxes.

If the Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of such excess will be treated as a return of capital to shareholders, reducing each shareholder's tax basis in Shares (and, after such basis is reduced to zero, resulting in capital gain).

Taxation of shareholders - sale or exchange of Shares. A sale or other taxable disposition of Shares generally will result in a capital gain or loss equal to the difference between the amount realized and the shareholder's adjusted tax basis in the Shares. The gain or loss will be long-term if the Shares were held for more than one year, and short-term otherwise. Any loss realized on a disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as long-term capital gain that were distributed (or deemed distributed) with respect to such Shares. Losses may be disallowed under the "wash sale" rules if substantially identical Shares are acquired within 30 days before or after the disposition. Shareholders should consult their brokers regarding available cost-basis reporting methods and elections.

Special and Complex Rules Applicable to Derivatives.

The Fund's investments in derivatives are subject to special and complex U.S. federal income tax rules that can affect the character, timing, and amount of the Fund's income, gains, losses, and distributions.

Certain exchange-traded futures and options may be treated as "Section 1256 contracts" and are required to be marked to market at year end. Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period, and may be required to be recognized for tax purposes even if no corresponding cash is received.

Payments (or accruals) under swap agreements and other non-Section 1256 derivatives generally are treated as ordinary income or loss. The "straddle," "wash sale," and "constructive sale" rules may defer losses, accelerate recognition of gains, or otherwise affect the character of the Fund's income and gains. The Fund's use of derivatives could also affect whether the Fund has made sufficient distributions to maintain its qualification as a regulated investment company and to avoid fund-level tax. Shareholders should consult their tax advisers regarding how these rules may affect their own tax situation. See Federal Income Taxes in this SAI for additional details.

Creations and redemptions by Authorized Participants. An Authorized Participant that exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time and the sum of the Authorized Participant's aggregate basis in the securities surrendered plus the cash paid, if any. An Authorized Participant that redeems Creation Units generally will recognize gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the cash received, if any. The Internal Revenue Service may take the position that a loss realized upon an exchange of securities for Creation Units may be disallowed under the wash sale rules (for an exchanger that does not mark-to-market) or on the basis that there has been no significant change in economic position. If, after a creation, a purchaser (or group) would own 80% or more of the Fund's outstanding Shares and Section 351 of the Code otherwise would apply, the Fund may reject the order and may require beneficial ownership information reasonably necessary to evaluate the application of Section 351. If the Fund nonetheless issues Creation Units in such circumstances, the Authorized Participant may not recognize gain or loss on the exchange. Authorized Participants should consult their own tax advisers.

Taxation of Fund investments. Certain investments (including, without limitation, derivatives, foreign currency contracts, and transactions subject to the "straddle," "constructive sale," or "mark-to-market" rules) may be subject to complex provisions of the Code that, among other things, could affect the character of gains and losses realized by the Fund, accelerate the recognition of income to the Fund, defer losses, or affect whether income is qualifying income for RIC purposes. These rules may also require the Fund to recognize income or gains without a corresponding receipt of cash, potentially requiring the Fund to sell securities to meet the Distribution Requirement. The Fund intends to monitor transactions, make appropriate elections, and maintain books and records as required to mitigate adverse tax consequences and preserve RIC status.

Backup withholding and reporting. The Fund may be required to withhold federal income tax ("backup withholding") from dividends, capital gain distributions, and redemption proceeds payable to shareholders who fail to provide a correct taxpayer identification number, who are subject to backup withholding due to under-reporting, who fail to certify that they are not subject to backup withholding, or who fail to certify their U.S. status. Backup withholding is not an additional tax and amounts withheld may be credited against a shareholder's federal income tax liability.

Net investment income tax. Certain individuals, trusts, and estates are subject to a 3.8% tax on their "net investment income," (the "NII tax") which generally includes distributions from the Fund and net gains from the sale or other disposition of Shares.

Non-U.S. shareholders. Distributions to non-U.S. shareholders generally will be subject to U.S. withholding tax at the rate of 30% (or a lower applicable treaty rate) to the extent derived from ordinary income. Subject to certain requirements, the Fund may report a portion of its distributions as "interest-related dividends" or "short-term capital gain dividends," which generally are exempt from such withholding for non-U.S. shareholders; special rules and exceptions apply, including for individuals present in the United States for 183 days or more during the year. Gains realized by non-U.S. shareholders on the sale of Shares generally are not subject to U.S. federal income tax, subject to certain exceptions. Non-U.S. shareholders may be subject to backup withholding if they fail to provide required certifications.

FATCA. Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund may be required to withhold 30% on ordinary income distributions paid to certain foreign financial institutions and non-financial foreign entities that fail to satisfy documentation, reporting, or other requirements. FATCA may also affect the Fund's returns on certain investments. Investors should consult their tax advisers regarding FATCA.

Tax-exempt shareholders. Tax-exempt investors (including retirement plans and IRAs) are generally exempt from federal income tax on Fund distributions and gains, except to the extent that such amounts constitute unrelated business taxable income ("UBTI"). In certain circumstances, investments by the Fund (for example, in residual interests of real estate mortgage investment conduits or certain real estate investment trusts) could generate UBTI to tax-exempt shareholders. Tax-exempt investors should consult their tax advisers.

Certain reporting. Shareholders may be required to file IRS Form 8886 if they recognize a loss on a disposition of Shares that exceeds applicable thresholds. Significant penalties may apply for failure to comply with reporting requirements. The fact that a loss is reportable does not affect whether the treatment of the loss is proper.

The tax information provided here is only a summary of certain considerations. Prospective investors should consult their own tax advisers regarding the U.S. federal, state, local, and foreign tax consequences of an investment in the Fund.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations and, therefore, has not produced financial statements. Once produced, you can obtain copies of the Annual Report without charge by calling the Fund at (855) 552-6744 or visiting the SEC's website at www.sec.gov.

CORGI ETF TRUST I

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit
(a)(i)	Certificate of Trust. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (a)(i).
(a)(ii)

Certificate of Amendment to Certificate of Trust. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (a)(ii).

(a)(iii)

Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (a)(iii).

(b)	By-Laws. Incorporated by reference to Accession No. 0002078265-25-000002, Exhibit (b).
(c)	Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(d)(i)

Investment Advisory Agreement between the Registrant and Corgi Strategies, LLC. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (d)(i).

(d)(ii)

Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Corgi Strategies, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (d)(ii)

(e)(i)

Distribution Agreement between the Trust and Paralel Distributors LLC. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (e)(i).

(e)(ii)

Amendment No. 1 to the Distribution Agreement between the Trust and Paralel Distributors LLC. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (e)(ii)

(e)(iii)

Amendment No. 2 to the Distribution Agreement between the Trust and Paralel Distributors LLC. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (e)(iii).

(e)(iv)

Form of Authorized Participant Agreement. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (e)(ii).

(f)	Not applicable.
(g)(i)

Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (g).

(g)(ii)

First Amendment to Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (g)(ii)

(g)(iii)

Second Amendment to Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (g)(iii).

(g)(iv)

Third Amendment to Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (g)(iv).

(h)(i)

Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (h)(i).

(h)(ii)

First Amendment to the Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (h)(ii)

(h)(iii)

Second Amendment to the Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (h)(iii).

(h)(iv)

Third Amendment to the Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (h)(iv).

(h)(v)	Not separately filed. The services described in Item 28(h)(v) are provided under the agreement filed as Exhibit (h)(i).
(i)	Opinion and Consent of Counsel – to be filed by subsequent amendment.
(j)	Consent of Independent Registered Public Accounting Firm – to be filed by subsequent amendment.
(k)	Not applicable.
(l)

Form of Subscription Agreement. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (l).

(m)(i)	Rule 12b-1 Plan. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (m).
(m)(ii)

Amended Schedule A to the Rule 12b-1 Distribution and Shareholder Service Plan. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No.0002078265-26-000058, Exhibit (m)(ii)

(n)	Not applicable.
(o)	Reserved.
(p)(i)

Joint Code of Ethics for the Registrant and Corgi Strategies, LLC. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (p)(i).

(p)(ii)	Reserved.
(q)	Powers of Attorney. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (q).

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant. As of the date of this filing, Corgi Strategies, LLC, the Fund's investment adviser, owns 100% of the outstanding Shares of the Fund and may be deemed a control person of the Fund.

Item 30. Indemnification

Reference is made to Article IX of the Registrant's Agreement and Declaration of Trust. In general, that provision authorizes indemnification of Trustees, officers, employees, and agents of the Trust for liabilities and expenses arising in connection with their service to the Trust, subject to the limitations set forth therein and under applicable law.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the "Securities Act"), the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless its counsel determines that the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act, and the Registrant will be bound by the court's final adjudication of the issue."

Item 31. Business and Other Connections of Investment Adviser

Corgi Strategies, LLC - SEC File No. 801-134212

This item incorporates by reference the Uniform Application for Investment Adviser Registration (Form ADV) of Corgi Strategies, LLC, which is on file with the Securities and Exchange Commission. The Form ADV is available at www.adviserinfo.sec.gov.

The other business activities of the officers and managing members of the adviser are described in its Form ADV, including Schedules A and D, which are incorporated by reference.

Item 32. Principal Underwriter

The principal underwriter for the Fund (the "Distributor") will be [ ]

(a)	[ ]

(b)	[ ]

(c)	[ ]

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	[ ] [ ] [ ]

Registrant's Custodian	[ ] [ ] [ ] [ ] [ ]

Registrant's Principal Underwriter	[ ] [ ] [ ]

Registrant's Investment Adviser	Corgi Strategies, LLC 425 Bush St, Suite 500 San Francisco, CA 94104

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in San Francisco, California, on July 17, 2026.

Corgi ETF Trust I

/s/ Emily Z. Yuan
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on July 17, 2026.

Signature	Title

/s/ Emily Z. Yuan	President and Principal Executive Officer; Trustee
Emily Z. Yuan

/s/ Nicolas S. Laqua	Trustee; Chair; Principal Financial Officer;
Nicolas S. Laqua	Principal Accounting Officer (Treasurer)

/s/ Conor M. Murray	Lead Independent Trustee
Conor M. Murray

/s/ Bryant C. Lee	Trustee
Bryant C. Lee

/s/ Jennifer X. Benson	Trustee
Jennifer X. Benson